                                                                   EXHIBIT 10.40

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                          CONFIDENTIAL AND PROPRIETARY


                               SERVICES AGREEMENT

                                 by and between

                                   EXULT, INC.

                                       and

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          Dated as of January 11, 2002

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS AND INTERPRETATION...................................................... 1
        1.01   Definitions.................................................................... 1
        1.02   Interpretation................................................................. 8
ARTICLE 2 TERM................................................................................ 8
        2.01   Agreement Term................................................................. 8
        2.02   Renewals....................................................................... 9
ARTICLE 3 MANAGEMENT AND SERVICES............................................................. 9
        3.01   Services Generally............................................................. 9
        3.02   Provision of Methodologies/Technology; Benchmarking............................ 9
        3.03   Regulatory and Legal Compliance................................................10
        3.04   Service Locations..............................................................11
        3.05   Personnel......................................................................12
        3.06   Disaster Recovery..............................................................12
        3.07   Account Management and Steering Committee......................................12
        3.08   Operations Review..............................................................13
        3.09   Asset Transfer.................................................................13
ARTICLE 4 ACCEPTANCE..........................................................................13
        4.01   Services.......................................................................13
        4.02   Changes........................................................................13
ARTICLE 5 CONTRACT ADMINISTRATION.............................................................13
        5.01   Managed Agreements.............................................................13
        5.02   Managed Agreement Invoices.....................................................14
        5.03   Assigned Agreements............................................................14
        5.04   Assigned Agreement Invoices....................................................14
        5.05   Performance Under Agreements...................................................14
        5.06   Replacement; New Agreements....................................................14
ARTICLE 6 SERVICE LEVELS......................................................................15
        6.01   Service Levels.................................................................15
        6.02   New Service Levels.............................................................15
        6.03   Reporting......................................................................15
        6.04   Root-Cause Analysis............................................................15
        6.05   Continuous Improvement and Best Practices......................................15
        6.06   [***]*.........................................................................15
        6.07   Exclusions.....................................................................15
ARTICLE 7 [RESERVED]..........................................................................16
ARTICLE 8 CHANGES IN THE SERVICES.............................................................16
        8.01   Right To Make Changes..........................................................16
ARTICLE 9 TRANSITION PLAN.....................................................................16
ARTICLE 10 NEW SERVICES.......................................................................17
        10.01  Service Provider Opportunity...................................................17
        10.02  Cooperation with Third Party Service Providers.................................17
ARTICLE 11 CLIENT RESPONSIBILITIES............................................................18
        11.01  Client Executive...............................................................18


----------

* Confidential information has been omitted.

        11.02  Client Responsibilities........................................................18
        11.03  Client Resources...............................................................18
        11.04  Use of Client Facilities.......................................................18
ARTICLE 12 CONSENTS...........................................................................19
ARTICLE 13 SERVICE PROVIDER STAFF.............................................................20
        13.01  Service Provider Executive.....................................................20
        13.02  Key Personnel..................................................................20
        13.03  Project Staff..................................................................20
        13.04  Service Provider Representatives...............................................21
        13.05  Conduct of Service Provider Personnel..........................................21
        13.06  Non-Competition................................................................21
ARTICLE 14 SOFTWARE AND PROPRIETARY RIGHTS....................................................22
        14.01  Client Software................................................................22
        14.02  Service Provider Software......................................................22
        14.03  License Rights Upon Termination................................................22
        14.04  New Intellectual Property......................................................22
        14.05  Rights in Residuals............................................................22
        14.06  Escrow.........................................................................23
ARTICLE 15 PAYMENTS TO SERVICE PROVIDER.......................................................23
        15.01  Charges........................................................................23
        15.02  Reserved.......................................................................23
        15.03  Charge Dispute.................................................................23
        15.04  Expenses.......................................................................23
        15.05  Proration......................................................................23
        15.06  Reserved.......................................................................23
        15.07  Refundable Items; Prepaid Expenses.............................................23
        15.08  Taxes..........................................................................24
ARTICLE 16 AUDITS.............................................................................24
        16.01  Audits Generally...............................................................24
        16.02  Services.......................................................................24
        16.03  Charges........................................................................25
        16.04  External Audit Reports.........................................................25
        16.05  Audited Financial Statements...................................................25
        16.06  Record Retention...............................................................26
        16.07  Facilities.....................................................................26
        16.08  Information....................................................................26
ARTICLE 17 DATA AND REPORTS...................................................................26
        17.01  Ownership of Data..............................................................26
        17.02  Inspection of Reports..........................................................27
        17.03  Correction of Errors...........................................................27
        17.04  Use of Reports.................................................................27
        17.05  Return of Data.................................................................27
        17.06  Compilations...................................................................27
ARTICLE 18 CONFIDENTIALITY AND SECURITY.......................................................27
        18.01  General Obligations............................................................27
        18.02  Exclusions.....................................................................28
        18.03  Unauthorized Acts..............................................................29

        18.04  Costs..........................................................................29
        18.05  Injunctive Relief..............................................................29
        18.06  Publicity......................................................................29
ARTICLE 19 REPRESENTATIONS AND ADDITIONAL COVENANTS...........................................30
        19.01  By Service Provider............................................................30
        19.02  By Client......................................................................31
        19.03  Mutual.........................................................................32
        19.04  Disclaimers....................................................................33
ARTICLE 20 DISPUTE RESOLUTION.................................................................33
        20.01  Disputes.......................................................................33
        20.02  Continuity of Services.........................................................33
        20.03  Confidentiality................................................................33
ARTICLE 21 TERMINATION........................................................................34
        21.01  Termination for Convenience....................................................34
        21.02  Termination for Cause..........................................................34
        21.03  [***]*.........................................................................34
        21.04  [***]*.........................................................................34
        21.05  Termination Relating to Key Performance Indicators.............................34
        21.06  Bankruptcy.....................................................................35
        21.07  Other Terminations.............................................................35
        21.08  Termination Assistance.........................................................35
        21.09  Exit Rights....................................................................36
        21.10  Hiring of Project Staff........................................................36
ARTICLE 22 INDEMNITIES........................................................................37
        22.01  Indemnification by Service Provider for Infringement...........................37
        22.02  Other Indemnification by Service Provider......................................37
        22.03  Indemnification by Client......................................................38
        22.04  Indemnification Procedures.....................................................39
        22.05  Subrogation....................................................................40
ARTICLE 23 DAMAGES............................................................................40
        23.01  [***]*.........................................................................40
        23.02  [***]*.........................................................................40
        23.03  [***]*.........................................................................40
        23.04  [***]*.........................................................................40
ARTICLE 24 INSURANCE..........................................................................40
        24.01  Insurance......................................................................40
        24.02  Insurance Documentation........................................................42
        24.03  General Insurance Provisions...................................................42
        24.04  Risk of Loss...................................................................43
ARTICLE 25 RESERVED...........................................................................43
ARTICLE 26 MISCELLANEOUS PROVISIONS...........................................................43
        26.01  Notices........................................................................43
        26.02  Assignment and Third Party Beneficiaries.......................................44
        26.03  Relationship...................................................................44

----------

* Confidential information has been omitted.

        26.04  Severability and Waivers.......................................................44
        26.05  Survival.......................................................................44
        26.06  Governing Law..................................................................44
        26.07  Sole and Exclusive Venue.......................................................44
        26.08  Force Majeure..................................................................45
        26.09  EEO Requirements...............................................................46
        26.10  OSHA Compliance................................................................46
        26.11  [***]*.........................................................................46
        26.12  Labor Laws and Prison Labor....................................................46
        26.13  Nonperformance.................................................................47
        26.14  Right to Provide Services......................................................47
        26.15  Further Assurances.............................................................47
        26.16  Solicitation...................................................................47
        26.17  Negotiated Terms...............................................................47
        26.18  Consents, Approvals and Requests...............................................47
        26.19  Conflict of Interest...........................................................47
        26.20  Entire Agreement; Amendments; Counterparts.....................................48

----------

* Confidential information has been omitted.

                               TABLE OF SCHEDULES

Schedule       Topic
    A          Description of Services
    B          Service Levels
    C          Fees and Charges
    D          Third-Party Vendors & Contracts
    E          Client Hardware
    F          Client Proprietary Software and Client Third Party Software
    G          Transition Plan
    H          Reports
    I          Affected Employees
    J          Human Resources Provisions
    K          Change Control Management
    L          Key Personnel
    M          Form of Confidentiality Agreement
    N          [Reserved]
    O          System Access Protocols
    P          [Reserved]
    Q          Asset Transfer and Bill of Sale
    R           Disaster Recovery Services
    S          [Reserved]
    T          Termination Assistance Services
    U          Locations
    V          [Reserved]
    X          [Reserved]
    Y          In-Flight Projects
    Z          Escrow Agreement
    AA         Service Provider's Information Security Program
    AB         Client Competitors
    AC         Approved Service Provider Representatives
    AD         Client Logo
    AE         Disclosures
    AF         Benchmarking Process
    AG         Records Management

      This SERVICES AGREEMENT (this "AGREEMENT"), dated as of January 11, 2002 (the "EFFECTIVE DATE"), is by and between Exult, Inc., a Delaware corporation with offices at 4 Park Plaza, Suite 1000, Irvine, California 92614 ("SERVICE PROVIDER") and The Prudential Insurance Company of America, a New Jersey corporation with offices at 751 Broad Street, Newark, New Jersey 07102 including its subsidiaries and affiliates ("CLIENT").

      A. Client desires to engage Service Provider to provide human resources administration, processing and various services pursuant to this Agreement; and

      B. Service Provider desires to provide such services pursuant to this Agreement. NOW, THEREFORE, for and in consideration of the agreements set forth below, Service Provider and Client hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.01 DEFINITIONS. The following defined terms used in this Agreement, including in any schedule, exhibit or attachment to this Agreement, shall have the meanings specified below:

"ACQUIRED GROWTH" means growth in the number of Service Users related to or arising out of a merger(s), consolidation(s), acquisition(s) or other like event.

"AFFECTED PROJECT STAFF MEMBER" has the meaning set forth in Section 21.10.

"AGREEMENT" means the terms and conditions of this Agreement, including all schedules, exhibits and attachments attached hereto and Change Orders executed by the Parties.

"ASSETS" means the assets set forth on Schedule E.

"ASSIGNED AGREEMENTS" means the Third-Party Vendor Contracts that are assigned, in whole or in part, to Service Provider as set forth in Schedule D.

"BACKGROUND CHANGE" has the meaning set forth in Section 8.01.

"BANKRUPTCY CODE" has the meaning set forth in Section 21.06(a)(ii).

"BASELINE VOLUMES" has the meaning set forth in Schedule C.

"BENCHMARKER" means (i) Client's third party benchmarkers as of the Effective Date; and (ii) in the event each such benchmarker is replaced the third party agreed upon by Client and Service Provider from time to time to conduct the Benchmarking Process.

"BENCHMARKING PROCESS" means (i) the process described in Schedule AF; and (ii) any other objective measurement and comparison process, utilizing baselines and industry standards provided by the Benchmarker and established by Client and Service Provider.

"BENCHMARK RESULTS" means the final results of the Benchmarking Process delivered by the Benchmarker in a written report to each of Client and Service Provider, including any supporting documentation requested by Client or Service Provider to analyze the results of the Benchmarking Process.

"BENCHMARK REVIEW PERIOD" means the [***]* period following receipt by Client and Service Provider of the Benchmark Results.

"CHANGE" means any change to the Services that would materially alter the functionality, quality, performance standards, the manner in which the Services are provided, the composition of the Services or the cost to Client of the Services.

"Change in Control" means the (i) consolidation or merger of a Party with or into any entity (other than the consolidation or merger of a Party with an affiliate of such Party in which such Party is the surviving entity); (ii) sale, transfer or other disposition of all or substantially all of the assets of a Party; or (iii) acquisition by any entity, or group of entities acting in concert, which are not officers or directors of Service Provider, of beneficial ownership of thirty percent (30%) or more (or such lesser percentage that constitutes Control) of the outstanding voting securities or other ownership interests of a Party.

"CHANGE CONTROL MANAGEMENT" means the written description of how Changes shall be implemented under this Agreement as set forth in Schedule K.

"CHANGE ORDER" means a document agreed upon by the Parties (i) implementing a Change or (ii) adding a New Service.

"CHARGES" has the meaning set forth in Section 15.01.

"CLIENT" has the meaning set forth in the Preamble.

"CLIENT DATA" means all data and information relating to Client or Service Users
(i) submitted to Service Provider or Service Provider Representatives by or on behalf of Client, (ii) obtained, developed or produced by Service Provider or Service Provider Representatives in connection with the Services provided under this Agreement or (iii) to which Service Provider or Service Provider Representatives have access in connection with the provision of the Services. Client Data also includes any derivatives, extrapolations or summaries of any of the foregoing.

"CLIENT EXECUTIVE" has the meaning set forth in Section 11.01.

"CLIENT INTELLECTUAL PROPERTY" means the Intellectual Property used in connection with the provision of the Services that is (i) owned, acquired, or developed by Client or for Client by a third party other than Service Provider or a Service Provider Representative (except for Client New Intellectual Property developed by Service Provider or a Service Provider Representative pursuant to Section 0); or (ii) licensed or leased by Client from a third party, including under a Managed Agreement or Retained Agreement. Any Intellectual Property licensed or leased from Service Provider or under an Assigned Agreement shall not be considered Client Intellectual Property.

"CLIENT MACHINES" means the Machines owned or leased by Client that are listed in Schedule V, which will be modified from time to time during the Term to reflect all Machines owned or leased by Client that are used by Client to interface with the System or Services.

"CLIENT NETWORK" means the computing network operated by or on behalf of Client.

"CLIENT NEW INTELLECTUAL PROPERTY" has the meaning set forth in Section 0.

"CLIENT PROPRIETARY SOFTWARE" means the Software (including modifications and derivatives thereof developed by Client, Service Provider or any third party) owned by Client that is listed in Schedule F, as may be modified by agreement of the Parties from time to time during the Term.


----------

* Confidential information has been omitted.

"CLIENT'S REGULATORY REQUIREMENTS" means the Laws to which Client is required to submit or voluntarily submits from time to time.

"CLIENT REPRESENTATIVES" means the independent contractors, consultants and designated agents of Client, excluding Service Provider.

"CLIENT SERVICE LOCATIONS" has the meaning set forth in Section 3.04(a).

"CLIENT SOFTWARE" means the Client Proprietary Software and the Client Third Party Software, collectively.

"CLIENT THIRD PARTY SOFTWARE" means the Software (including modifications and derivatives thereof) licensed or leased by Client from a third party that is listed in Schedule F, as may be modified by agreement of the Parties from time to time during the Term.

"COMPETITOR OF CLIENT" means any entity listed as a competitor on Schedule AB, as may be amended annually by Client, in its sole but reasonable discretion.

"CONFIDENTIAL INFORMATION" has the meaning set forth in Section 18.01(c).

"CONSENTS" means all licenses, consents, permissions, authorizations and approvals that are necessary to allow (i) Service Provider and Service Provider Representatives to access and/or use, and for Client Assets transferred to Service Provider, to own (a) Client's owned, licensed and/or leased assets, (b) the services provided for the benefit of Client under Third-Party Vendor Contracts, (c) the Client Intellectual Property, (d) the Service Provider Intellectual Property and (e) any assets owned or leased by Service Provider,
(ii) Client to assign the Assigned Agreements to Service Provider pursuant to
Section 5.03 and Service Provider to manage and administer the Client Third-Party Vendor Contracts pursuant to ARTICLE 5, (iii) Service Provider and Service Provider Representatives to (a) use any third-party services retained by Service Provider to provide the Services during the Term and the Termination Assistance Period and (b) assign to Client the Client New Intellectual Property and (iv) after the expiration, termination or partial termination of this Agreement (a) Client and its designee(s) to use the Service Provider Software and related documentation or, with respect to any Service Provider Software that Service Provider has licensed, leased or otherwise obtained from third parties, pursuant to Section 21.09 Service Provider to transfer, assign or sublicense such Service Provider Intellectual Property, (b) Service Provider and Service Provider Representatives assign the agreements and Service Provider Machines to Client and its designee(s) pursuant to Section 21.09(b) and Section 21.09(d).

"CONTRACT YEAR" means each twelve (12) month period commencing, in the case of the first Contract Year, on the Effective Date and thereafter upon the completion of the immediately preceding Contract Year.

"CONTROL" means, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.

"CUSTOMER INFORMATION" has the meaning set forth in Section 18.01(c).

"DATA SAFEGUARDS" has the meaning set forth in Section 3.04(c).

"DEFAULT CURE PERIOD" has the meaning set forth in Section 21.02(a).

"DEFAULT NOTICE" has the meaning set forth in Section 21.02(a).

"DESIGNATED EXECUTIVES" means the Client Executive and the Service Provider Executive.

"DRP" has the meaning set forth in Section 3.06.

"EFFECTIVE DATE" has the meaning set forth in the Preamble.

"END DATE" has the meaning set forth in Section 21.09.

"ESCROW AGREEMENT" has the meaning set forth in Section 14.06.

"ESCROW MATERIAL" has the meaning set forth in Section 14.06.

"FORCE MAJEURE EVENT" has the meaning set forth in Section 26.08(a).

"FTE" has the meaning set forth in Schedule C.

"GOVERNMENTAL APPROVAL" means any license, consent, permit, approval, or authorization of any person or entity, or any notice to any person or entity, the granting of which is required by Law, including Client's Regulatory Requirements, for the consummation of the transactions contemplated by this Agreement.

"GOVERNMENTAL AUTHORITY" means any international, national, state, provincial, municipal, local, territorial or other governmental department, regulatory authority, judicial or administrative body, domestic, international or foreign.

"INDEMNIFIED PARTY" has the meaning set forth in Section 22.04.

"INDEMNIFYING PARTY" has the meaning set forth in Section 22.04.

"INITIAL AGREEMENT EXPIRATION DATE" has the meaning set forth in Section 2.01.

"INTEREST RATE" means [***]*

"INTELLECTUAL PROPERTY" means any (1) copyrights, (2) issued patents and patentable processes, methodologies, and procedures, (3) trade secrets, and (4) trademarks or service marks. Grants of licenses to Software under this Agreement shall include a grant under the grantor's Intellectual Property relating to such Software only to the extent necessary to permit the grantee to undertake the activities authorized by the license grant. Allocations and assignments of ownership rights in Software shall include rights under all of the assigning Party's Intellectual Property relating specifically to the Software covered by the assignment.

"KEY PERFORMANCE INDICATOR" or "KPI" means the performance levels described in Schedule B as such.

"KEY PERSONNEL" means the Service Provider Executive and such other individuals specified in Schedule L, collectively.

"LAW" means any declaration, decree, directive, legislative enactment, order, ordinance, regulation, rule or


----------

* Confidential information has been omitted.

other binding requirement of or by any Governmental Authority.

"LOSSES" means any and all damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment).

"MACHINES" means equipment used to provide the Services, including computers and related equipment, such as central processing units and other processors, controllers, modems, communications and telecommunications equipment (voice, data and video), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.

"MANAGED AGREEMENT INVOICE(s)" means any invoice submitted by third parties in connection with the Managed Agreements.

"MANAGED AGREEMENTS" means the Third-Party Vendor Contracts for which Client retains financial responsibility and that are set forth in Schedule D.

"NEW INTELLECTUAL PROPERTY" means the Client New Intellectual Property and Service Provider New Intellectual Property.

"NEW SERVICE(s)" means any service that is not expressly included in Schedule A and is provided pursuant to a Change Order or other subsequently executed document.

"PARTIES" means Client and Service Provider, collectively.

"PARTY" means either Client or Service Provider, as the case may be.

"PROJECT STAFF" means the personnel of Service Provider and Service Provider Representatives who provide the Services.

"RELATED DOCUMENTATION" means, with respect to Software, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software, as applicable.

"REPORTING SERVICE LEVELS" means the quantitative and qualitative performance levels for the Services as: (i) described in Schedule B; and (ii) as may be set forth in an Assigned Agreement (or any replacement or successor thereto).

"REPRESENTATIVES" means Client Representatives or Service Provider Representatives, as the case may be.

"REQUESTED CHANGES" has the meaning set forth in Section 8.01(b).

"RETAINED AGREEMENT" means an agreement between Client and a third party for a product or service that is retained by Client and relates to a resource necessary either for Service Provider's delivery of the Services or Client's receipt of the Services.

"RETAINED SERVICES" has the meaning set forth in Section 3.01.

"RETENTION PERIOD" has the meaning set forth in Section 16.06.

"SERVICE LEVEL(s)" means the Reporting Service Levels and the Key Performance Indicators, collectively.

"SERVICE LOCATION(s)" means any Client Service Location or Service Provider Service Location, as applicable.

"SERVICE PROVIDER" has the meaning set forth in the Preamble.

"SERVICE PROVIDER AFFILIATE" means any entity that, directly or indirectly, Controls, is Controlled by or is under common Control with Service Provider.

"SERVICE PROVIDER MACHINES" means all Machines and equipment leased or owned by Service Provider and Service Provider Representatives that are used by Service Provider and Service Provider Representatives to provide the Services.

"SERVICE PROVIDER EXECUTIVE" has the meaning set forth in Section 13.01.

"SERVICE PROVIDER INTELLECTUAL PROPERTY" means the Intellectual Property used in connection with the Services or with Client Intellectual Property which is (1) owned, acquired or developed by or on behalf of Service Provider or (2) licensed, leased or otherwise obtained by Service Provider from a third party, excluding in each case Client Intellectual Property.

"SERVICE PROVIDER NEW INTELLECTUAL PROPERTY" has the meaning set forth in
Section 14.04.

"SERVICE PROVIDER PROPRIETARY SOFTWARE" means the Software (including modifications and derivatives thereof developed under this Agreement) owned or developed by or on behalf of Service Provider that is used in connection with the Services.

"SERVICE PROVIDER SERVICE LOCATION(s)" means any Service Provider service location set forth in Schedule U and any other service location approved by Client pursuant to Section 3.04(a).

"SERVICE PROVIDER REPRESENTATIVES" means the Service Provider Affiliates and the Subcontractors, designated suppliers and designated agents of Service Provider and Service Provider Affiliates, excluding Client.

"SERVICE PROVIDER SOFTWARE" means the Service Provider Proprietary Software and the Service Provider Third Party Software, collectively.

"SERVICE PROVIDER THIRD PARTY SOFTWARE" means the Software or other Intellectual Property (including modifications and derivatives thereof developed under this Agreement) licensed or leased by Service Provider from a third party that is used in connection with the Services.

"SERVICES" has the meaning set forth in Section 3.01.

"SERVICE USER" means a current or former employee, consultant, annuitant or retiree of Client or other person participating in employee-related programs of Client and whom Client authorizes, and any beneficiary of a participant in an employee-related program.

"SOFTWARE" means the object and source code versions of any applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed.

"STEERING COMMITTEE" means the committee created in accordance with Section 3.07(b).

"SUBCONTRACTORS" means (a) with respect to Service Provider and Service Provider Affiliates, any entity that is contractually obligated to provide or assist Service Provider in the provision of Services, other than Client, and (b) with respect to Client, any entity that is contractually obligated to provide or assist in the provision of any services to Client or Client's customers, other than Service Provider and Service Provider Affiliates.

"SYSTEMS" means the Software and the Machines, collectively, used to provide the Services.

"TERM" has the meaning set forth in Section 2.01.

"TERMINATION ASSISTANCE PERIOD" means a period of time not to exceed three hundred and sixty five (365) days designated by Client during which Service Provider shall provide the Termination Assistance Services in accordance with
Section 21.08.

"TERMINATION ASSISTANCE SERVICES" means (i) the Services, to the extent Client requests such Services during the Termination Assistance Period, (ii) Service Provider's cooperation with Client or another service provider designated by Client in the transfer of the processes that are terminated, insourced or resourced to Client or such other service provider in order to provide the ability of Client or another service provider to provide services to replace the Services. Such cooperation shall be provided [***]* and (iii) any New Services requested by Client in order to provide the ability of Client or another service provider of services to replace the Services.

[***]*

"THIRD-PARTY VENDOR" means a third party that at any time during the Term provides products or services under this Agreement or any Third Party Vendor Contract.

"THIRD-PARTY VENDOR CONTRACT" means any agreement or purchase arrangement, whether oral or written, between a Third-Party Vendor and Client or Service Provider pursuant to which the Third-Party Vendor provides to Client or Service Provider products or services that are within the scope of the Services under this Agreement including as applicable any Assigned Agreement, Managed Agreement or Retained Agreement.

"TIME AND MATERIALS RATES" means Service Provider's hourly rates set forth in Schedule C.

"TRANSACTION TAXES" has the meaning set forth in Section 0.


----------

* Confidential information has been omitted.

"TRANSITION PERIOD" has the meaning set forth in the Transition Plan.

"TRANSITION PLAN" means the detailed description of the obligations of each Party with respect to the transition of the Services pursuant to this Agreement as set forth in Schedule G.

"USE" means the right to load, execute, store, transmit, display, copy, maintain, modify, enhance, and create derivative works.

1.02 INTERPRETATION.


      (a) The Schedules to this Agreement shall be incorporated into and deemed part of this Agreement.

      (b) The Article and Section headings, Table of Contents and Table of Schedules are for reference and convenience only and shall not be considered in the interpretation of this Agreement. References to Articles, Sections, and Schedules are to the referenced portions of this Agreement unless otherwise specified.

      (c) In the event of a conflict between the terms of this Agreement and the terms of a Schedule, the provisions in the body of this Agreement shall prevail. In the event the Parties mutually agree in writing after the Effective Date to amend a Schedule such that it conflicts with the terms of this Agreement, such amendment shall control only if it expressly references a conflicting provision of this Agreement and expresses an intent to override the conflicting Agreement provision.

      (d) References to any Law shall mean references to such Law in changed or supplemented form or to a newly adopted Law replacing a previous Law.

      (e) For purposes of this Agreement, (i) the terms "including" and "e.g." shall mean "including, without limitation" and (ii) references to days or time periods shall be to calendar days or calendar time periods unless otherwise expressly stated.

      (f) For purposes of this Agreement, any payment required to be made by Client to Service Provider shall be deemed to have been made and the making of such payment shall not be disputed by Service Provider if Client either (i) makes such payment to Service Provider; or (ii) makes payment into escrow pursuant to Section 15.03.

      (g) For purposes of this Agreement, any activity set forth in this Agreement requiring the mutual agreement of the Parties must be reduced to writing and signed by an authorized representative of each Party in order to become effective.

                                    ARTICLE 2
                                      TERM

2.01 AGREEMENT TERM.

The term of this Agreement (the "TERM") shall commence on the Effective Date and continue until the date ten (10) years after the Effective Date (the "INITIAL AGREEMENT EXPIRATION DATE"), unless otherwise renewed pursuant to Section 2.02 or terminated pursuant to ARTICLE 21.

2.02 RENEWALS.

This Agreement is renewable by Client for up to two (2) renewal periods of twelve (12) months each (each a "RENEWAL PERIOD") in accordance with this Section. Notwithstanding the foregoing, Client may not renew this Agreement unless Client is current in all payments then due and payable to Service Provider. Unless this Agreement is terminated earlier pursuant to ARTICLE 21, Client shall notify Service Provider at least one hundred eighty (180) days prior to the Initial Expiration Date, or if in the first Renewal Period at least one hundred eighty (180) days prior to the expiration of the first Renewal Period, whether Client desires to renew this Agreement. If Client fails to provide such notice or at any time notifies Service Provider that it does not desire to renew this Agreement, this Agreement shall expire on the Initial Agreement Expiration Date or the expiration date of the first Renewal Period, as applicable. If Client has not chosen not to renew this Agreement, then the Term shall extend only to the extent Client requests Termination Assistance Services in accordance with Section 21.08.

                                    ARTICLE 3
                             MANAGEMENT AND SERVICES

3.01 SERVICES GENERALLY.

      (a) Commencing as of the Effective Date and continuing throughout the Term, in consideration of Client's payment of the Charges, Service Provider shall provide to Client the services and deliverables described in this Agreement including Schedule A and the services to be provided under Assigned Agreements (and any replacements or successors thereto) (the "SERVICES"), all upon and subject to the terms and conditions set forth in this Agreement and the Assigned Agreements (subject to Section 5.03). Client shall be responsible to perform the tasks allocated to Client in Schedule A, retained by Client under Assigned Agreements as may be set forth in the assignment or novation by and among Client, Service Provider and Third Party Vendor, and as otherwise mutually agreed in writing, including tasks not otherwise transferred to Service Provider by written agreement in accordance with the terms of this Agreement ("RETAINED SERVICES").

      (b) Provided that Service Provider is not in breach of this Agreement, Service Provider will be Client's [***]* third party provider of the Services during the Term; [***]*

3.02 PROVISION OF METHODOLOGIES/TECHNOLOGY; BENCHMARKING.

      (a) In providing the Services to Client, Service Provider shall use commercially reasonable efforts to advise Client during Steering Committee meetings of potential opportunities to reduce costs or increase benefits through mutually agreed implementation of proven methodologies and technology.

      (b) The Benchmarking Process shall be conducted by the Benchmarker. In the event (i) a Benchmarker is no longer providing the services required to conduct the Benchmarking Process, (ii) Client


----------

* Confidential information has been omitted.

and Service Provider agree that the Benchmarker should be replaced or (iii) Client and Service Provider determine that another Benchmarker would be needed to take advantage of another system or methodology utilized by such Benchmarker to conduct the Benchmarking Process, Client and Service Provider shall promptly agree upon and designate a replacement Benchmarker. The fees and expenses charged by the replacement Benchmarker shall be paid [***]*

      (c) The Benchmarker shall conduct the Benchmarking Process no more frequently than [***]* in respect of each Contract Year. Within [***]* after the beginning of each Contract Year, or as otherwise agreed upon by the Parties, Client and Service Provider shall (i) agree upon the period during which the Benchmarking Process shall be conducted in such Contract Year and (ii) review the Benchmarking Process used during the preceding Contract Year and adjust the Benchmarking Process as may be agreed upon by the Parties in writing for the current Contract Year. Client and Service Provider shall review the Benchmark Results during the Benchmark Review Period and shall adjust the Charges in accordance with Schedule AF.

3.03 REGULATORY AND LEGAL COMPLIANCE

      (a) As part of the Services, Service Provider will obtain and maintain all Governmental Approvals applicable to Service Provider in the conduct of its business and identify, interpret and comply in all material respects with the Laws applicable to Service Provider's business and operations, including all Laws affecting Service Provider's performance under this Agreement relating to Service Provider's employment of its employees, its qualifications and ability to do business and to provide the Services contracted for herein, and its operation of owned and leased facilities. Further, Service Provider shall be responsible for all loss and liability arising from the criminal acts of Service Provider's employees or Service Provider Representatives. In addition, Service Provider will identify, interpret and comply with Laws relating to payroll matters within the scope of Services, including without limitation wage and hour laws, and tax withholding and garnishments, provided that where compliance with any such Law or change in Law would require a change in the Services, Service Levels, or Charges during the Term, Service Provider will implement such changes subject to Client's good faith cooperation and compliance by Client to the extent necessary. Service Provider shall be responsible for maintaining its infrastructure and operations to comply with all applicable data privacy Laws.

      (b) Client will identify, interpret, obtain and maintain all Government Approvals, and comply in all material respects with the Laws applicable to Client's business and operations, including without limitation all employment benefits, employee rights and discrimination laws, and other human resources-related Laws, and all fiduciary obligations arising under such Laws. Client shall be responsible for maintaining its infrastructure and operations to comply with all applicable data privacy Laws. Client shall notify Service Provider of changes in such Laws and shall work with Service Provider to identify the impact of such changes on how Service Provider delivers and Client uses the Services. Further, Client shall be responsible for all loss and liability arising from the criminal acts of Client's employees or Client Representatives.

      (c) Each Party shall endeavor in good faith to identify the current and changing state of Laws as they pertain to the provision and receipt of the Services. To the extent set forth in Schedule A (Services Schedule), Service Provider will reasonably assist Client in satisfying Client's Regulatory Requirements. If either Party receives an official charge of non-compliance from a governmental entity with respect to the performance of either Party's obligations under this Agreement, the Party receiving such notice will promptly notify the other Party of such charge in writing. The Parties acknowledge that they each have responsibility for ensuring that the Services comply with all applicable data privacy Laws and they shall cooperate in good faith to achieve such compliance according to the respective allocations set forth in


----------

* Confidential information has been omitted.

Sections 3.03(a) and (b) above.


      (d) Service Provider shall be responsible for any fines and penalties imposed on Service Provider and Client arising from any noncompliance by Service Provider, its agents, subcontractors or third party product or service providers with such Government Approvals, Laws and regulations for which Service Provider is responsible under this Section 3.03 unless such noncompliance was caused by Client or its agents. Client shall be responsible for any fines and penalties imposed on Service Provider and Client arising from any noncompliance by Client or its agents or third party product or service providers with such Government Approvals, Laws and regulations for which Client is responsible under this
Section 3.03 unless such noncompliance was caused by Service Provider, its affiliates, agents or subcontractors.

      (e) Where any change in Law requires a Change in the Services, Client shall be responsible for additional Charges associated with Service Provider's implementation of such Changes for Laws that are Client's responsibility under
Section 3.03(b) above, provided that Service Provider shall not impose any additional Charges for Changes for Laws that are Service Provider's responsibility under Section 3.03(a). For Changes in any other Laws, and to document Changes to the Services resulting from any change in Law, the Parties shall use Change Control Management.

3.04 SERVICE LOCATIONS.

      (a) The Services shall be provided (i) from the Client Service Locations, and (ii) from the Service Provider Service Locations as amended from time to time in writing; provided however, that Service Provider may not provide the Services from any Service Provider Service Locations that Client reasonably believes, and advises Service Provider of that belief in writing, would have a material adverse effect on Client's reputation or otherwise results in additional expenditures or tax payments by Client. In connection with the foregoing, Service Provider agrees that it will provide Client with all reasonably requested information concerning any current or prospective Service Provider Service Locations. Service Provider and Service Provider Representatives may not provide or market services to a third-party from a Client Service Location. Schedule U lists Client's physical facilities and locations at which it is contemplated that the Services will be provided (the "CLIENT SERVICE LOCATIONS"). Change of a Service Location at Client's request and any associated Charges shall be addressed through Change Control Management.

      (b) Service Provider shall observe at the Client Service Locations Client's safety and security procedures of which Service Provider has prior, written notice, as may be reasonably amended by Client from time to time during the Term with reasonable notice to Service Provider. Each Party, while on the other Party's premises, shall (i) comply with the reasonable requests, standard rules and regulations of such Party regarding safety and health and personal and professional conduct generally applicable to such premises (and of which such Party has received prior notice) and (ii) otherwise conduct itself in a businesslike manner.

      (c) Service Provider shall establish and maintain safeguards against the destruction, loss or alteration of the Client Data in the possession of Service Provider (the "DATA SAFEGUARDS") in accordance with Schedule O. Material changes to the Data Safeguards will be addressed using Change Control Management. Client shall be responsible for enforcing the Data Safeguards as relates to Service Users and Client Representatives. In the event either Party discovers or is notified of a breach or potential breach of security relating to the Client Data, the discovering Party shall immediately notify the other's Designated Executive of such breach or potential breach. Each Party shall investigate the source and cause of the breach or potential breach and remediate the effects of the breach or potential breach. Any changes to the Services that the Parties mutually agree to implement to avoid a reoccurrence of such breach or potential breach will be addressed using Change Control Management.

      (d) Service Provider will be given access to the Client Network in connection with performance of the Services and Service Provider shall comply with Client's system security policies, which are attached hereto as Schedule O, as may be revised by Client from time to time and will not tamper with, compromise or circumvent any security or audit measures employed by Client. Client will provide Service Provider with reasonable prior notice of changes to Schedule O. Service Provider may be required to execute a separate system access agreement attached hereto as Schedule O. Service Provider shall require that only those Service Provider employees and Service Provider Representatives, who are specifically authorized to gain access to the Client Network and Client Software, gain such access and will use commercially reasonable efforts to prevent unauthorized destruction, alteration or loss of information contained therein. If at any time Client or Service Provider determines that any person has sought to circumvent or has circumvented Client's or Service Provider's security regulations or that an unauthorized person has accessed or may access the System, Client Network and Client Software or a person has engaged in activities that may lead to the unauthorized access, destruction or alteration or loss of data, information or software, Service Provider or Client as the case may be shall immediately make all reasonable efforts to terminate any such person's access, immediately notify the other Party, promptly correct the circumstances that permitted or may have permitted such access or loss so as to prevent its reoccurrence. [***]*

      (e) If (i) Service Provider provides the Services to Client from a Service Location that is shared with a third party or third parties or (ii) any part of the business of Service Provider or any such third party is now or is in the future a Competitor of Client, then Service Provider shall develop a process, subject to Client's written prior approval to restrict access in any such shared environment to Client's Confidential Information so that Service Provider's employees or Service Provider Representatives providing services to such Competitor of Client do not use Client's Confidential Information except to provide Services to Client.

3.05 PERSONNEL.

The arrangements with respect to certain employees of Client set forth on
Schedule I shall be effected in accordance with the terms of Schedule J.

3.06 DISASTER RECOVERY. Service Provider shall provide disaster recovery services in accordance with Schedule R (the "DRP").

3.07 ACCOUNT MANAGEMENT AND STEERING COMMITTEE.

      (a) Throughout the Term, the Designated Executives shall meet periodically, at such intervals as they may deem advisable and in any event at least monthly, to review their respective performance of this Agreement. All such meetings shall take place at mutually agreeable locations, or if mutually agreed, by telephone conference call or video conference, and the results of such meetings shall be communicated to the Steering Committee at its next meeting following such meeting.

      (b) Within [***]*, the Parties shall form a joint committee (the "STEERING COMMITTEE") consisting of the Designated Executives and two other individuals selected by each Party. Client shall designate one of its representatives on the Steering Committee to act as the chairperson of the Steering Committee. The Steering Committee shall meet [***]* (or at such other intervals as it may determine) and at any time upon at least [***]* prior notice by either Party. Meetings may be conducted in person or by video or telephone conference and, unless otherwise agreed, shall take place at Client or Service Provider premises on an alternating basis. The Steering Committee shall (i) review periodic performance reports, (ii) advise with respect to Client's strategic and tactical decisions regarding the establishment, budgeting and


----------

* Confidential information has been omitted.

implementation of Client's priorities and plans for the Services (iii) review the Parties' overall performance of this Agreement, (iv) attempt to resolve any outstanding issues in accordance with ARTICLE 20, (v) set policy for performance of the Agreement, (vi) review long-term planning and (vii) consider such other issues as either Party may from time to time desire.

3.08 OPERATIONS REVIEW.

As part of the Services, upon Client's request no more than [***]* at mutually agreeable times, Service Provider shall meet with key process supervisors of Client in order to (i) explain and generally review the operation of the Systems, (ii) explain and generally review the processes and procedures used to provide the Services and (iii) explain and generally review such training and documentation as Service Provider is then using to train its personnel engaged to operate the Systems and provide the Services. Upon Client's request no more than [***]*, Service Provider shall permit Client's senior management to conduct a reasonable walk-through of the Service Locations, subject to such Client employees complying with Service Provider's on-site safety, security and confidentiality rules and regulations. Client and Service Provider agree to use good faith efforts to provide for the continuity of their respective Representatives participating in this operations review program.

3.09 ASSET TRANSFER.

In accordance with the Transition Plan, Service Provider shall acquire from Client the Assets pursuant to Schedule E. [***]* In accordance with the Transition Plan and provided that Service Provider has obtained all necessary Consents, the Parties shall execute Schedule Q. [***]*


                                    ARTICLE 4
                                   ACCEPTANCE

4.01 SERVICES.

Successful completion of initial migration of Services to Service Provider, and acceptance thereof, shall be determined in accordance with Schedule G (Transition Planning).

4.02 CHANGES.

Acceptance of Changes shall be determined in accordance with Schedule K (Change Control Management).

                                    ARTICLE 5
                             CONTRACT ADMINISTRATION

5.01 MANAGED AGREEMENTS.

Service Provider shall [***]* the Managed Agreements as well as perform such further responsibilities set forth in Schedule A (Services Schedule). Service Provider shall provide Client with reasonable notice of any [***]* with respect to the Managed Agreements. Service Provider shall not [***]*, any Managed Agreements without the written consent of and unless directed by the appropriate entity or unit of Client and Client will respond promptly to requests by Service Provider. Any fees or charges or other liability or obligation imposed upon Client in connection with any such [***]*, the Managed Agreements, obtained or


----------

* Confidential information has been omitted.

given by Service Provider or a Service Provider Representative without Client's consent, shall be paid or discharged, as applicable, [***]*.

5.02 MANAGED AGREEMENT INVOICES.

For each Managed Agreement, Client shall notify the Third-Party Vendor that, as of a date to be agreed upon between Client and Service Provider, such Third-Party Vendor shall be required to submit its original invoices to Client with a copy of each invoice sent to Service Provider at the same time. Client shall place each such Managed Agreement Invoice into Client's accounts payable system for timely payment. Service Provider shall (i) receive all such copies of Managed Agreement Invoices, and (ii) to the extent described in Schedule A, review and notify Client of any errors in any such Managed Agreement Invoices within a reasonable period of time prior to the due date or, if a discount for payment is offered, the date on which Client may pay such Managed Agreement Invoice with a discount and without late fees or interest. Client shall pay the Managed Agreement Invoices in the ordinary course unless Service Provider notifies Client of any error or other reason Client should consider delaying, correcting or withholding payment. [***]* Service Provider's management and administration activities in connection with the Managed Agreement Invoices shall be considered within the scope of Services covered by the Discounted Baseline Charges. [***]* Client shall reasonably and timely assist Service Provider in Service Provider's review of Managed Agreement Invoices and Service Provider's attempts to secure a refund or credit of any inaccurate payment.

5.03 ASSIGNED AGREEMENTS.

As of the effective date of an assignment to Service Provider of an Assigned Agreement, Service Provider shall assume [***]*, except as provided by the terms of assignment or novation of such Assigned Agreement. Client shall have the right, in its sole discretion, to reject the assignment of any agreement to Service Provider or any novation related thereto at any time prior to the actual assignment of the agreement. As long as the quality of the Services or Service Levels, or Charges to Client are not adversely impacted, Service Provider may, to the extent permitted by the Assigned Agreements, renew, modify, terminate or cancel, or request or grant any consents or waivers under, any such Assigned Agreements. [***]*

5.04 ASSIGNED AGREEMENT INVOICES.

[***]*

5.05 PERFORMANCE UNDER AGREEMENTS.

Service Provider shall promptly notify Client of any breach of, or misuse or fraud in connection with, any Managed Agreements, Assigned Agreements or Retained Agreements of which Service Provider becomes aware and shall cooperate with Client to prevent or stay any such breach, misuse, or fraud. Service Provider shall comply with all confidentiality and security requirements imposed on Client pursuant to any Managed Agreement or Retained Agreement.

5.06 REPLACEMENT; NEW AGREEMENTS. Service Provider agrees that all contracts entered into by Service Provider after the Effective Date with a Third Party Vendor that replace an expired, cancelled or terminated Assigned Agreement will be subject to Section 13.04. Except as otherwise agreed, neither the quality or performance of the Services or Service Levels shall be diminished nor the Charges payable by Client increased in the event Service Provider replaces an expired, cancelled or terminated Assigned Agreement. Additionally, Service Provider will use commercially reasonable efforts to obtain in each such replacement or new agreement the following provisions: [***]*


----------

* Confidential information has been omitted.

                                    ARTICLE 6
                                 SERVICE LEVELS

6.01 SERVICE LEVELS.

Service Provider shall perform the Services in accordance with Schedule B (Service Levels) and the service levels set forth in the Assigned Agreements (or any replacements or successors thereto).

6.02 NEW SERVICE LEVELS.

Service Provider will provide the New Services in accordance with the Service Levels established for such New Services.

6.03 REPORTING.

Service Provider shall provide to Client, in a form acceptable to Client, the reports set forth in Schedule H.

6.04 ROOT-CAUSE ANALYSIS.

Upon receipt of a notice from Client with respect to Service Provider's failure to provide the Services in accordance with the applicable Service Levels, Service Provider shall, as soon as reasonably practicable, (i) perform a root-cause analysis to identify the cause of such failure, (ii) provide Client with a report detailing the cause of, and with respect to KPIs a procedure for correcting, such failure, and (iii) with respect to KPIs implement such procedure.

6.05 CONTINUOUS IMPROVEMENT AND BEST PRACTICES.

Service Provider shall, on a continuous basis (i) as part of its total quality management process, [***]* and (ii) identify and offer to Client proven techniques from other installations within its operations that could benefit Client either operationally or financially. Service Provider shall, from time to time, include updates with respect to such [***]* techniques in the reports provided to Client pursuant to Section 6.03.

6.06 SERVICE CREDITS.

[***]If the aggregate Service Credits incurred exceed [***]* in any twelve (12) month period during the Term, Client may, [***]* upon notice to Service Provider, terminate this Agreement, in whole or in part, without regard to
Section 21.02 [***]*. Nothing in this Section shall be deemed to limit or obviate Client's right to terminate this Agreement pursuant to Section 21.02.

6.07 EXCLUSIONS.

Degradations or failures of Service Provider's performance shall not constitute Service Provider's Default or failure to meet applicable Service Levels to the extent that any such failure or degradation is attributable to any one or more of the following causes:

      (a) Service or resource reductions requested or approved by Client and agreed by the Parties through Change Control Management; or

      (b) Client's failure to fulfill its material obligations under this Agreement or to take corrective action within material tasks allocated to Client in Schedule A or other Retained Services or failures of Third-Party Vendors under Managed Agreements or Retained Agreements, and identified by Service Provider in writing to Client as soon as reasonably possible as necessary to maintain Service Levels or prevent any Default by Service Provider; or


----------

* Confidential information has been omitted.

      (c) Force Majeure Events as described in and subject to Section 26.08.

      Service Provider and Client shall take commercially reasonable efforts to mitigate the effects of the foregoing circumstances.

                                    ARTICLE 7
                                   [RESERVED]

                                    ARTICLE 8
                             CHANGES IN THE SERVICES

8.01 RIGHT TO MAKE CHANGES.

      (a) Service Provider may make changes to [***]* (each, a "BACKGROUND CHANGE"); provided, however, that (i) any such Background Change by Service Provider under this Section 8.01 shall not [***]* and (ii) no such Background Change shall [***]*

      (b) Notwithstanding anything to the contrary set forth in Schedule K, Client may, from time-to-time, request (i) on [***]* written notice, and Service Provider shall provide the number of FTEs reasonably requested by Client to perform nondiscretionary Changes or New Services (collectively, "REQUESTED CHANGES") using the [***]* unless otherwise agreed. Such requests shall be managed through Change Control Management, provided that Service Provider cannot withhold its consent to proceed with a Requested Change using the [***]*. In furtherance thereof, Client will undertake reasonable efforts to include Service Provider in Client's continuous and annual planning processes related to the Services.

      (c) With respect to all Changes, Service Provider shall (i) schedule Changes so as not to unreasonably interrupt Client's business operations, (ii) prepare and deliver to Client [***]* a rolling schedule for ongoing and planned Changes for the [***]* period and (iii) monitor the status of Changes against the applicable schedule.

                                    ARTICLE 9
                                 TRANSITION PLAN

Each of the Parties shall be responsible for the transition obligations and milestones described as its responsibility in the Transition Plan. Transitioning of certain employees of Client to Service Provider shall be effected in accordance with the terms and conditions set forth in Schedule J. The Parties shall cooperate to minimize disruption to Client's business during the transition. Client shall be responsible for providing its facilities during all In-Situ Periods and Service Provider shall procure facilities for the provision of the Services following migration of Services to Service Provider. The Party responsible for supplying facilities shall provide or be responsible for providing all utilities, security, telephone, office equipment and supplies for such facilities.


----------

* Confidential information has been omitted.

                                   ARTICLE 10
                                  NEW SERVICES

10.01 SERVICE PROVIDER OPPORTUNITY.

      If Client desires to obtain any New Service from Service Provider, Customer and Service Provider shall negotiate and attempt to enter into a Change Order or a new agreement with respect thereto. Client will not be required to obtain from Service Provider, and, except for Requested Changes, Service Provider will not be required to provide to Client, any New Service except pursuant to a signed mutually agreed Change Order or Agreement. [***]* Where Client elects to perform or have a Third Party perform any New Services that involve the development or implementation of Software, then such Software shall be subject to the same development, coding and documentation standards adhered to by Service Provider for Service Provider's own software development as well as Service Provider's reasonable acceptance testing procedures and reasonable approval before being put into production, provided Service Provider has given copies of such testing procedures to Client in advance. Service Provider shall perform such verification and acceptance testing [***]* provided however, that where such verification and acceptance testing places an extra burden on normal staffing levels, such verification and acceptance testing shall be performed through the Change Control Management process. Where applicable, the Parties shall use Change Control Management to adjust the Services and Service Levels where affected by the deployment of any such new Software.

10.02 COOPERATION WITH THIRD PARTY SERVICE PROVIDERS

      (a) If Client in accordance with Section 10.01 selects a third party to provide a New Service or elects to provide a New Service for itself or to the extent necessary for Service Provider to efficiently perform the Services, upon Client's request and reasonable notice or as reasonably necessary, Service Provider shall cooperate in good faith with Client and any such third party, to the extent reasonably required by Client by providing the following:

(1) in writing requirements, standards and policies as may be required to integrate third party systems or services with the Services;

(2) meeting with third parties at Service Locations or via telephone; and

(3) access to the Systems and Service Provider's processes and procedures, to the extent that such access is required for the New Service and does not materially and adversely affect Service Provider's ability to perform its obligations pursuant to this Agreement.

      (b) [***]*


----------

* Confidential information has been omitted.

                                   ARTICLE 11
                             CLIENT RESPONSIBILITIES

11.01 CLIENT EXECUTIVE.

During the Term, Client shall maintain an individual (the "CLIENT EXECUTIVE") who shall serve as the primary Client representative under this Agreement and will have overall responsibility for managing and coordinating the performance of Client's obligations under this Agreement.

11.02 CLIENT RESPONSIBILITIES.

During the Term and in connection with Service Provider's performance of the Services, Client shall, at its expense: (a) be responsible for the Retained Services, including the obligations and responsibilities set forth as Client's responsibility in Schedule A or that are allocated to Client through transition planning, Change Control Management, or development by Service Provider and Client of operating procedures, or by other mutual agreement; (b) [***]*; (c) provide to Service Provider to the best of Client's knowledge complete and accurate information regarding Client's business requirements in respect of any Services; (d) [***]*; (e) provide reasonable cooperation to Service Provider;
(f) promptly notify Service Provider of any (i) third party claims of which it is aware that may have an impact on this Agreement and (ii) invalid, expired or terminated licenses of which it is aware that may have an impact on this Agreement; (g) fulfill all legal and fiduciary duties of Client to Service Users and other persons, including without limitation under all benefit plans, ERISA, and employment and collective bargaining laws and regulations; (h) ensure that all policies and procedures that Client requires Service Provider to follow in performance of the Services are in compliance with applicable laws and regulations; (i) inform Service Provider as soon as reasonably practicable upon learning of any events or circumstances that would reasonably be expected to affect Client's or Service Provider's ability to meet its performance requirements under this Agreement; (j) provide, to the best of Client's knowledge, accurate data to Service Provider or Service Provider Representatives regarding Service Users, Client, and Client Representatives; (k) avoid transmission to Service Provider or Service Provider Representatives of data that Client does not reasonably believe to be necessary or appropriate for performance of the Services; and (l) perform all other obligations of Client described in this Agreement.

11.03 CLIENT RESOURCES.

Commencing on the Effective Date and continuing for so long as Service Provider requires the same for the performance of the Services, including during the In-Situ Periods, Client shall provide to Service Provider, [***]* and subject to
Section 11.04 the use of the space in Client's premises that Service Provider may from time to time reasonably require for members of the Project Staff who are directly involved in the provision or coordination of Services at Client Service Locations, in connection with the performance of the Services, together with office furnishings, telephone equipment and services, janitorial services, utilities and office-related equipment, supplies and duplicating services reasonably necessary in connection with the performance of the Services.

11.04 USE OF CLIENT FACILITIES.

      (a) Client will provide Service Provider with reasonable access to, and use of, the Client Machines,


----------

* Confidential information has been omitted.

the Client Network and the Client Software to the extent reasonably necessary and for the sole purposes of performing the Services, subject to Client's access terms set forth in Schedule O, confidentiality and security conditions. Service Provider shall use the Client Service Locations for the sole and exclusive purpose of providing the Services. Use of such facilities by Service Provider does not constitute a leasehold interest in favor of Service Provider or any of Service Provider's customers.

      (b) Service Provider shall use the Client Service Locations in a reasonably efficient manner. To the extent Client believes that Service Provider operates the space in a manner that unnecessarily increases facility costs incurred by Client, Client shall notify Service Provider of such concerns and the parties shall work together to reduce such costs, [***]*

      (c) Service Provider and Service Provider Representatives shall keep the Client Service Locations in good order, not commit or permit waste or damage to such facilities (normal wear and tear excepted), not use such facilities for any unlawful purpose or act and comply with all of Client's standard policies and procedures as in effect from time to time, including procedures for the physical security of the Client Service Locations.

      (d) Service Provider shall permit Client and Client Representatives to enter into those portions of the Client Service Locations occupied by Service Provider's staff at any time to perform facilities-related services.

      (e) Service Provider shall not make any improvements or changes involving structural, mechanical or major electrical alterations to the Client Service Locations without Client's approval.

      (f) When the Client Service Locations are no longer required for performance of the Services, Service Provider shall return such locations to Client in substantially the same condition as when Service Provider began using such locations, normal wear and tear excepted.

                                   ARTICLE 12
                                    CONSENTS

With the reasonable cooperation of Client, Service Provider, at its own cost, shall obtain, maintain and comply with all of the Consents necessary to enable the provision and delivery of the Services, including Consents related to Third Party Vendor Contracts. Upon the termination, in whole or part, or expiration of the Agreement, Client, at its own cost and with the reasonable cooperation of Service Provider, shall obtain, maintain and comply with all of the Consents necessary for the repatriation of the Third Party Vendor Contracts. If any Consents are necessary or desirable once the initial assignment/novation of a Third Party Vendor Contract has occurred, the Parties shall use Change Control Management to address additional Consents for such Third Party Vendor Contract and any costs or charges associated therewith.


----------

* Confidential information has been omitted.

                                   ARTICLE 13
                             SERVICE PROVIDER STAFF

13.01 SERVICE PROVIDER EXECUTIVE.

Service Provider shall appoint an individual (the "SERVICE PROVIDER EXECUTIVE") who from the Effective Date shall serve, on a full-time basis, as the primary Service Provider representative under this Agreement. Service Provider's appointment of any Service Provider Executive shall be subject to Client's prior written approval. The Service Provider Executive shall (i) have overall responsibility for managing and coordinating the performance of Service Provider's obligations under this Agreement and (ii) be authorized to act for and on behalf of Service Provider with respect to all matters relating to this Agreement.

13.02 KEY PERSONNEL.

With respect to the Key Personnel set forth in Schedule L, the Parties agree as follows:

      (a) Each Key Personnel shall be dedicated to the Client account on a full-time basis during the Transition Period and on a substantially full-time basis thereafter.

      (b) Before assigning an individual to a Key Personnel position, whether as an initial assignment or as a replacement, Service Provider shall (i) notify Client of the proposed assignment, (ii) introduce the individual to appropriate representatives of Client, (iii) provide Client with a resume and any other information regarding the individual that may be reasonably requested by Client and (iv) obtain Client's approval for such assignment. Service Provider shall only assign an individual to a Key Personnel position who is approved by Client.

      (c) Service Provider shall not replace or reassign (i) the Service Provider Executive for [***]* from the Effective Date or (ii) the other Key Personnel for [***]* from the Effective Date, unless [***]*

      (d) If Client decides that any Key Personnel should not continue in that position, then Client may with good reason and after articulating its reasons to Service Provider, conferring with Service Provider, and attempting in good faith to have such reasons addressed in a reasonable way, require removal of such Key Personnel. Service Provider shall, as soon as reasonably practicable, replace such Key Personnel in a manner designed to minimize disruption to Client's operations.

      (e) Service Provider shall maintain backup procedures and conduct the replacement procedures for the Key Personnel in such a manner so as to assure an orderly succession for any Key Personnel who is replaced.

13.03 PROJECT STAFF.

Service Provider shall appoint individuals with suitable training and skills to perform the Services to the Project Staff. Upon request, Service Provider shall provide Client with a list of all Service Provider personnel dedicated full-time to the Project Staff on [***]*. Except as otherwise approved by Client, those Service Provider personnel located on Client's premises may only provide services on such premises which support Client's operations. Service Provider shall notify Client as soon as possible after dismissing or reassigning any member of the Project Staff whose normal work location is at a Client Service Location. If


----------

* Confidential information has been omitted.

Client decides that any Project Staff member should not continue in that position, then Client may in its sole but reasonable discretion and upon notice to Service Provider require removal of such Project Staff member. Service Provider shall, as soon as reasonably practicable, replace such Project Staff member in a manner designed to minimize disruption to Client's operations.

13.04 SERVICE PROVIDER REPRESENTATIVES.


      (a) Service Provider must obtain Client's prior written approval of any agreement or any amendment, modification or supplement to an agreement with a Service Provider Representative, if one or more of the following conditions exist: [***]*. Notwithstanding the foregoing, Client specifically consents to the Service Provider Representatives listed in Schedule AC performing the Services listed in Schedule AC. At each Steering Committee meeting, Service Provider shall notify Client of the Service Provider Representatives that Service Provider may replace or other significant changes in Service Provider's agreements with Service Provider Representatives.

      (b) No contracting with Service Provider Representatives shall release Service Provider from its responsibility for its obligations under this Agreement, [***]*

      (c) Service Provider shall promptly pay for all services, materials, equipment and labor used by Service Provider in providing the Services and Service Provider shall keep Client's premises free of all liens. [***]*

13.05 CONDUCT OF SERVICE PROVIDER PERSONNEL.

Service Provider shall cause the Project Staff to maintain and enforce the confidentiality provisions of this Agreement. In the event that Client determines that a particular member of the Project Staff is not conducting himself or herself in accordance with this Section, Client may notify Service Provider of such conduct. Upon receipt of such notice, Service Provider shall promptly (i) investigate the matter and take appropriate action which may include removing the applicable person from the Project Staff and providing Client with prompt notice of such removal and replacing the applicable person with a similarly qualified individual or (ii) take other appropriate disciplinary action to prevent a recurrence. In the event there are repeat violations of this Section by a particular member of the Project Staff, Service Provider shall promptly remove the individual from the Project Staff as set forth above.

13.06 NON-COMPETITION.

      (a) Service Provider shall not assign Key Personnel to the account of any Competitor of Client without Client's prior consent (i) while such Key Personnel is assigned to the Client account and (ii) for a period of [***]* following the date that such Key Personnel ceases to provide Services in their capacity as Key Personnel in connection with the Client account.

      (b) Service Provider shall not assign members of the Project Staff performing solely Transition Plan support functions and having access to Client's Confidential Information designated by Client as "strategic" to the account of any Competitor of Client without Client's prior consent while such member of the Project Staff is assigned to the Client account during the Transition Period.

----------

* Confidential information has been omitted.

                                   ARTICLE 14
                         SOFTWARE AND PROPRIETARY RIGHTS

14.01 CLIENT SOFTWARE.

Client has developed or licensed at considerable expense the Client Software. All Client Software shall be and shall remain the exclusive property of Client or its licensor and Service Provider shall have no rights or interests in the Client Software except as expressly set forth in this Agreement. [***]*. Service Provider shall manage the operation of the Client Software only if and to the extent described in Schedule A. With the exception of Assigned Agreements, [***]*. Notwithstanding the foregoing, Client may, in its sole discretion, with prior notice to Service Provider, discontinue maintenance or terminate its license for any Client Software. The Parties shall use Change Control Management to either: (i) adjust the Services and Service Levels where affected by Client's decision to discontinue maintenance or terminate its license for any Client Software; or (ii) provide, at Client's cost, for continued access to support via the most appropriate mutually agreed knowledgeable source.

14.02 SERVICE PROVIDER SOFTWARE.

Service Provider has developed or licensed at considerable expense the Service Provider Software. All Service Provider Software, including Service Provider Software developed, licensed or put in service during the Term, shall be and shall remain the exclusive property of Service Provider or its licensor and Client shall have no rights or interests in the Service Provider Software except for the license rights granted in this ARTICLE 14 or as expressly set forth in this Agreement. [***]*

14.03 LICENSE RIGHTS UPON TERMINATION.

Effective upon termination or expiration of this Agreement, [***]* Upon Client's request, Service Provider shall provide Client with a list of all Service Provider Third Party Software being used to provide the Services as of the date of such request.

14.04 NEW INTELLECTUAL PROPERTY.

      [***]*

14.05 RIGHTS IN RESIDUALS.

Nothing contained in this Agreement shall restrict either Party from the use of any ideas, concepts, know-how, methodologies, processes, technologies, algorithms or techniques relating to the Services which either Party, individually or jointly, owns prior to the Effective Date, or develops or discloses under this Agreement, or develops or obtains independently during the Term, provided that in doing so such Party does not breach its obligations of confidentiality. Except for the license rights contained in this Article, neither this Agreement nor any disclosure made hereunder grants any license to either Party under any Intellectual Property of the other Party. Each Party reserves all rights in its ideas, concepts, know-how, methodologies, processes, technologies, algorithms, techniques and other Intellectual Property of every kind and description (except as otherwise expressly agreed in writing) and no provision of this Agreement shall be construed to transfer any of such Party's rights in such Intellectual Property.


----------

* Confidential information has been omitted.

14.06 ESCROW.

Within [***]* after Process Take-On, Service Provider will place all source code, and documentation related to the Service Provider Proprietary Software for that Process (the "ESCROW MATERIAL") in escrow pursuant to the escrow agreement attached hereto as Schedule Z (the "ESCROW AGREEMENT"). Notwithstanding anything to the contrary set forth in the Escrow Agreement, the Escrow Agreement will be kept in effect during the Term of this Agreement. Service Provider agrees that it shall continually and promptly update the Escrow Material to correspond with the most recent version of the Service Provider Software. [***]* Any Escrow Materials released to Client pursuant to the Escrow Agreement shall remain Service Provider Intellectual Property and shall be Used by Client for Client's internal Use only.

                                   ARTICLE 15
                          PAYMENTS TO SERVICE PROVIDER

15.01 CHARGES.

In consideration of Service Provider providing the Services, Client shall pay to Service Provider the Charges set forth in Schedule C (the "CHARGES") in accordance with the terms and conditions of this Agreement.

15.02 RESERVED.

15.03 CHARGE DISPUTE.

If Client believes in good faith that any charges on any invoice are subject to correction for a manifest error or Client otherwise disputes the accuracy of any amounts on an invoice, then Client shall notify Service Provider promptly in writing on or before the due date of such invoice, including Client's complete explanation of the reasons Client believes such amounts to be incurred. Client shall pay all undisputed amounts when due. [***]*

15.04 EXPENSES.

[***]*

15.05 PRORATION.

All periodic charges under this Agreement are to be computed on a calendar month basis and shall be prorated for any partial month.

15.06 RESERVED.

15.07 REFUNDABLE ITEMS; PREPAID EXPENSES.

In the event Service Provider receives any refund, credit or other rebate (including deposits) in connection with a Third-Party Vendor Contract or the Assets that is attributable to periods prior to the Effective Date or for which Client retained financial responsibility after the Effective Date, then Service Provider shall promptly (i) notify Client of such refund, credit or rebate and
(ii) pay to Client the portion of such refund, credit or rebate allocatable to periods prior to the Effective Date. Service Provider shall reimburse Client


----------

* Confidential information has been omitted.

for all prepaid amounts related to the Services.

15.08 TAXES.

      (a) [***]* Service Provider agrees to cooperate reasonably with Client as necessary to assist Client in any such determination, including, without limitation, assisting Client in obtaining any exemption certificates or other documentation necessary to avoid the application of a Transaction Tax. In the event that a Transaction Tax is levied or assessed against Service Provider by a tax authority with respect to any transaction contemplated by this Agreement, Service Provider shall advise Client on a timely basis of such levy or assessment and shall permit Client to contest such levy or assessment in its sole discretion. Service Provider agrees to cooperate reasonably with Client as necessary to assist Client in any such contest. [***]*

      (b) [***]*

      (c) [***]*

      (d) Client and Service Provider shall cooperate to segregate the Charges into the following separate payment streams: [***]* In addition, each of Client and Service Provider shall reasonably cooperate with the other to more accurately determine a Party's tax liability and to minimize such liability, to the extent legally permissible. Each of Client and Service Provider shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party.

      (e)[***]*


                                   ARTICLE 16
                                     AUDITS

16.01 AUDITS GENERALLY.

      Service Provider shall assist Client in meeting its regular audit and regulatory requirements, as they relate to Service Provider and the Services, to enable Client and its Representatives to conduct appropriate audits as required by Law and in accordance with this Agreement.

16.02 SERVICES.

Upon notice from Client, Service Provider shall (i) provide Client, Client's authorized auditors, and any of Client's regulators with reasonable access to and reasonable assistance (including reports) that they may require with respect to the Service Locations and the Systems and related processes and procedures used by Service Provider for the purpose of performing audits or inspections of the Services and the business of Client relating to the Services; and (ii) permit Client, Client's authorized auditors, and any of Client's regulators to examine and make copies of that portion of any Service Provider's relevant external audit


----------

* Confidential information has been omitted.

opinions (including, but not limited to, the external auditor's management letter and reports prepared in accordance with Statement of Auditing Standards No. 70 or other reports) which relates to Service Provider's provision of Services under this Agreement and Service Provider's compliance with information security provisions as set forth in this Agreement. For the purposes hereof, an "authorized auditor" means an auditor assigned by a designated by a regulatory authority having jurisdiction over Client or a financial or operational auditor of Client who is not a direct competitor of Service Provider, provided in every case Client shall use reasonable efforts to require such auditors accessing a Service Provider Service Location to execute a confidentiality and non-disclosure agreement in the form attached as Schedule M. If any audit by an authorized auditor results in Service Provider being notified that Service Provider or Service Provider Representatives are not in compliance with any Law or audit requirement applicable to Service Provider, Service Provider shall, and shall cause Service Provider Representatives to, promptly take actions to comply with such audit. [***]*

16.03 CHARGES.

      (a) Upon notice from Client, no more than [***]*, Service Provider shall provide Client and Client's authorized auditors with access to such financial records and supporting documentation as may be reasonably requested by Client and its Representatives in order to permit Client and Client's authorized auditors to audit the Charges charged to Client to determine if such Charges are accurate and in accordance with Schedule C of this Agreement.

      (b) If, as a result of such audit, the auditor reports that Service Provider has overcharged or undercharged Client, Client shall notify Service Provider of the amount of such overcharge or undercharge. Client and the Client Representatives shall provide Service Provider with access to information reasonably required for Service Provider to verify the audit results, and the parties shall cooperate in good faith to resolve any discrepancies. Upon verification of the audit results, Service Provider shall promptly pay to Client the amount of the overcharge, plus interest thereon at the Interest Rate calculated from the date of receipt by Service Provider of the overcharged amount until the date of payment to Client. In the event of an undercharge, Service Provider shall invoice and Client shall pay the amount of the undercharge, plus interest thereon at the Interest Rate calculated from the date of the undercharged amount until the date of payment by Client.

      (c) In addition to Client's rights set forth in Section 16.03(b), in the event any such audit reveals an overcharge to Client of [***]* or more of the aggregate Charges during the period of the audit, Service Provider shall, at Client's option, issue to Client a credit against the Charges or reimburse Client for the reasonable cost of such audit.

16.04 EXTERNAL AUDIT REPORTS.

If, at the request of Client, Service Provider creates any external audit opinion, external auditor's management letter, external auditors' Statement of Auditing Standards No. 70 or other report by an external auditor and provides all or part of that report to Service Provider's other customers, Service Provider shall charge Client for such report(s) on a pro rata basis, considering the charges to the other customers of Service Provider. If no other customers of Service Provider receive the external audit report(s) that Client requests, Service Provider shall charge Client on an equitable basis.

16.05 AUDITED FINANCIAL STATEMENTS.


----------

* Confidential information has been omitted.

      Service Provider publicly releases its results for each fiscal year, including such financial statements and information as Service Provider includes in its public company filings with the Securities and Exchange Commission ("SEC"), which are available to Client through the SEC's EDGAR service. If the SEC no longer requires Service Provider to submit public company filings, as soon as practicable after the end of each fiscal year and in any event within [***]* thereafter, the Service Provider will provide to Client consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows, all audited by independent public accountants.

16.06 RECORD RETENTION.

The Parties will address records management and retention of records containing Client Data in accordance with Schedule AG. With respect to Service Provider's records relating to the Charges, Service Provider and its Representatives shall maintain complete and accurate records in accordance with generally accepted accounting principles during the term of this Agreement and will retain such records for a period of at least [***]* following the date of termination of this Agreement (the "RETENTION PERIOD"); provided, however, that in the event of any dispute arising under or with respect to this Agreement, the Retention Period shall last until the resolution of such dispute becomes final and non-appealable and all obligations of the Parties hereto have been satisfied in full.

16.07 FACILITIES.

At Client's request, Service Provider shall either (i) provide to Client, Client's authorized auditors and Client's regulators, on Service Provider's premises (or, if the audit is being performed of a Service Provider Representative, the Service Provider Representative's premises if necessary), space, office furnishings (including lockable cabinets), telephone and facsimile services, utilities, and office-related equipment and duplicating services; or
(ii) forward copies of applicable documentation as Client or such Client's authorized auditors may reasonably require to perform the audits described in this Article.

16.08 INFORMATION.

No copies of Confidential Information or trade secrets of Service Provider, or extracts or derivatives therefrom or summaries or analyses reflecting same, may be retained by Client, Client Representatives or any auditor (other than auditors assigned by a regulatory authority having jurisdiction over Client) after completion of the audit, except as may be reasonably included in archival auditor workpapers. Any such portions of such workpapers shall be maintained in confidence by its preparer as Service Provider's Confidential Information and may not be used for any purposes other than the audit.

                                   ARTICLE 17
                                DATA AND REPORTS

17.01 OWNERSHIP OF DATA.

As between the Parties all Client Data is, or will be, and shall remain the property of Client and shall be deemed Confidential Information of Client. Without Client's approval (in its sole discretion), the Client Data shall not be, (i) used by Service Provider or Service Provider Representatives other than in connection with providing the Services, (ii) disclosed, sold, assigned, leased or otherwise provided to third parties by Service Provider or Service Provider Representatives or (iii) commercially exploited by or on behalf of


----------

* Confidential information has been omitted.

Service Provider or Service Provider Representatives. Service Provider hereby irrevocably assigns, transfers and conveys, and shall cause Service Provider Representatives to assign, transfer and convey, to Client without further consideration all of its and their right, title and interest in and to the Client Data. Upon request by Client, Service Provider shall execute and deliver, and shall cause Service Provider Representatives to execute and deliver, any financing statements or other documents that may be necessary or desirable under any Law to preserve, or enable Client to enforce, its rights hereunder with respect to the Client Data.

17.02 INSPECTION OF REPORTS.

Client shall use reasonable efforts to inspect and review reports and provide Service Provider with notice of any errors or inaccuracies in accordance with this Agreement.

17.03 CORRECTION OF ERRORS.

Upon notice from Client and at Service Provider's expense, Service Provider shall promptly correct any errors or inaccuracies in Client Data and reports prepared by Service Provider as part of the Services to the extent caused by Service Provider or Service Provider Representatives. Upon notice from Client and at Client's expense using the Time and Materials Rates, Service Provider shall promptly correct any other errors or inaccuracies in Client Data and reports prepared by Service Provider as part of the Services.

17.04 USE OF REPORTS.

Client shall own all right, title and interest in all reports, including all Client Data contained therein, prepared by Service Provider as part of the Services and no rights shall be retained by Service Provider, except that Service Provider shall own all right, title and interest in and to the templates and processes for creating the templates developed by Service Provider and utilized to provide the reports.

17.05 RETURN OF DATA.

Upon request by Client at any time upon expiration or termination of this Agreement, Service Provider shall (i) promptly return to Client all or any part of the Client Data in the format and on the media in which Service Provider routinely stores such data and (ii) erase or destroy all or any part of the Client Data in Service Provider's possession, in each case to the extent so requested by Client. Service Provider and Service Provider Representatives will use any archival tapes containing Client Data solely for back-up purposes and as otherwise agreed. As Client may reasonably request from time to time during the Term, Service Provider shall promptly provide Client a copy of all or any part of the Client Data in the format and on the media in which Service Provider routinely stores such data.

17.06 COMPILATIONS.

[***]*


                                   ARTICLE 18
                          CONFIDENTIALITY AND SECURITY

18.01 GENERAL OBLIGATIONS.


      (a) All Confidential Information relating to or obtained from Client or Service Provider shall be held in confidence by the recipient using commercially reasonable efforts but in at least the same manner as the recipient protects its own similar confidential or proprietary information.


----------

* Confidential information has been omitted.

      (b) Neither Client nor Service Provider shall disclose, publish, release, transfer or otherwise make available Confidential Information of, or obtained from, the other in any form to, or for the use or benefit of, any person or entity without the disclosing Party's consent. Each of Client and Service Provider shall, however, be permitted to disclose relevant aspects of the other's Confidential Information to its officers, directors, employees and Representatives (including the Benchmarker and authorized auditors), to the extent that such disclosure is not restricted under this Agreement, or any governmental approvals and only to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that the recipient shall be responsible for ensuring that such officers, directors, employees and Representatives use such Confidential Information solely in connection with, and for purposes permitted under, this Agreement, and that such officers, directors, employees and Representatives hold Confidential Information in confidence consistent with
Section 18.01(c) of this Agreement.

      (c) For purposes of this Agreement, "CONFIDENTIAL INFORMATION" shall mean
(i) with respect to Client, (a) information relating to Client's planned or existing systems and systems architecture, including hardware, software, source code, object code, specifications, documentation, methods of processing and operational methods, (b) Service User data, (c) policyholder data, financial data and information, customer lists, sales, profits, organizational restructuring, new business initiatives, financial information and product pricing strategies, (d) information that describes Client`s insurance and financial products, including actuarial calculations, product designs and how such products are administered and managed, (e) information that describes Client's product strategies, business strategies, human resources or other corporate plans and strategies, tax interpretations, tax positions and treatment of any item, (f) confidential information, software and data of third parties with which Client conducts business; (g) all information provided by or at the direction of Client or to which Service Provider has access about customers, employees and agents of Client or any Client affiliate including, but not limited to, name address, telephone number, email address, account or policy information, any list or grouping of customers or employees, and employment related data including, but not limited to, salary, benefits, taxes, and other data provided by employees or Client ("CUSTOMER INFORMATION") and (h) any information marked confidential, restricted or proprietary, (ii) with respect to Service Provider: (a) any information marked confidential, restricted or proprietary; (b) software of Service Provider or third parties provided to Client by Service Provider; (c) any information regarding Service Provider's business customers, vendors, service delivery methods, business strategies and practices and finances; and (d) any information disclosed verbally by Service Provider during a joint planning session with Client provided such information was identified by Service Provider as Confidential Information when disclosed; and (iii) with respect to each Party, the terms of this Agreement.

18.02 EXCLUSIONS.

The obligations in Section 18.01 shall not restrict any disclosure pursuant to any applicable Law or by order of any court or Governmental Authority (provided that the recipient shall (i) notify the disclosing Party of any actual or threatened legal compulsion of disclosure and any actual legal obligation of disclosure immediately upon becoming so obligated and (ii) cooperate with the disclosing Party's reasonable, lawful efforts to resist, limit or delay disclosure at the disclosing Party's expense) and, except to the extent that applicable Law provides otherwise, shall not apply with respect to information that (a) is independently developed by the recipient without violating the disclosing Party's proprietary rights as shown by the recipient's written records, (b) is or becomes publicly known (other than through unauthorized disclosure), (c) is disclosed by the owner of such information to a third party free of any obligation of confidentiality, (d) is already known by the recipient at the time of disclosure, as shown by the recipient's written records, and the recipient has no obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements entered into before the Effective Date between Client and Service Provider or (e) is rightfully received by a Party free of any obligation of confidentiality. The foregoing exceptions do not apply to the disclosure of Customer Information, which may not be disclosed without Client's prior written consent. [***]*

18.03 UNAUTHORIZED ACTS.

Without limiting either Party's rights in respect of a breach of this Article, each Party shall:

      (a) promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party's Confidential Information by any person or entity that may become known to such Party, including any incidents involving a breach of security and any incidents that might indicate or lead to a threat to, or weakness in, security and any attempt to make unauthorized use of the Services or the systems used to provide them;

      (b) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

      (c) provide reasonable cooperation to the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights; and

      (d) promptly use commercially reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

18.04 COSTS.

[***]*

18.05 INJUNCTIVE RELIEF.

Except as expressly set forth in this Section, each Party recognizes that its inappropriate disclosure or use of Confidential Information of the other Party may give rise to irreparable injury to such Party and acknowledges that remedies other than injunctive relief may not be adequate. Accordingly, each Party has the right to seek equitable and injunctive relief to prevent the unauthorized possession, use, disclosure or knowledge of any Confidential Information.

18.06 PUBLICITY.

      (a) Neither Party shall use the other Party's logo, trademarks, name or refer to the other Party directly or indirectly, without such Party's prior written consent in any media release, public announcement or public disclosure except for: (i) any disclosure required by Law, (ii) [***]*; (iii) Client may disclose publicly that Service Provider is performing services for Client.

      (b) PRUDENTIAL and the Prudential Rock Financial logo (attached as Schedule AD) are registered service marks of Client. Service Provider acknowledges that any use of the Prudential name and logo pursuant to this Agreement shall inure to the benefit of Client. Service Provider acknowledges Client's rights in the Client name and logo and the goodwill pertaining thereto, and agrees that it shall not challenge the validity of Client's ownership thereof. Subject to the terms and conditions of this


----------

* Confidential information has been omitted.

Agreement, [***]*


                                   ARTICLE 19
                    REPRESENTATIONS AND ADDITIONAL COVENANTS

19.01 BY SERVICE PROVIDER. Service Provider represents and warrants that:


      (a) Service Provider is either the owner of or authorized to use in the manner contemplated by this Agreement all of the Service Provider Software, Service Provider Machines and other assets of Service Provider to be used in delivery of the Services;

      (b) no investigations, legal, administrative or arbitration proceedings seeking to limit Service Provider's ability to deliver the Services are pending or, to Service Provider's knowledge, threatened;

      (c) it has implemented and currently maintains an effective information security program designed to protect Client's Customer Information, which program includes administrative, technical, and physical safeguards that are designed (i) to ensure the security and confidentiality of Customer Information;
(ii) to protect against any anticipated threats or hazards to the security or integrity of such Customer Information; and (iii) to protect against unauthorized access to or use of Customer Information which could result in substantial harm or inconvenience to Client or to Client's customers. Service Provider's information security program specifications are described in Schedule AA. Further, that Service Provider requires Service Provider Representatives and each of Service Provider's employees to have entered into written non-disclosure agreements with Service Provider which are consistent with Service Provider's obligations pursuant to ARTICLE 18.

      (d) Service Provider shall comply with all Laws applicable to Service Provider under Section 3.03 and shall obtain all applicable permits and licenses required of Service Provider in connection with its obligations under Section
3.03 of this Agreement;

      (e) the Service Provider Software, Services and any New Software created by Service Provider or Service Provider Representatives and used in the performance of the Services do not and will not infringe upon the Intellectual Property rights of any third party;

      (f) the Services will be performed in a professional and workmanlike manner by qualified personnel in accordance with the descriptions set forth in the Agreement including the Service Levels;

      (g) Service Provider shall determine and appoint a sufficient number of qualified staff to provide the Services;

      (h) Service Provider shall use commercially reasonable efforts to ensure that no viruses or similar items are coded or introduced into the Systems or Client Network, such efforts to include, without limitation, utilizing commercially available anti-virus software at its current release level. Service Provider agrees that, in the event a virus or similar item is found to have been introduced into the Systems or Client Network, Service Provider shall provide reasonable assistance to Client in eliminating the virus or similar item from the Systems or Client Network and restoring any data required to provide the Services that are


----------

* Confidential information has been omitted.

lost as a result of the virus or similar item;


      (i) without the consent of Client, Service Provider shall not insert into the Client Software any code which would have the effect of disabling or otherwise shutting down all or any portion of the Client Software. Service Provider further represents and warrants that, with respect to any disabling code that may be part of the Service Provider Software, Service Provider shall not invoke such disabling code except as may be required to enforce security and access restrictions and as otherwise mutually agreed by the Parties; and

      (j)[***]*

19.02 BY CLIENT. Client represents and warrants that:


      (a) it is either the owner of each Client Machine and the Client Software or is authorized by its owner to include it under this Agreement;

      (b) it is authorized to permit Service Provider access to and use of the Client Service Locations used in connection with performing the Services, and Service Provider is performing the Services at the Client Service Locations at Client's request;

      (c) except as otherwise disclosed in Schedule AE, as of the Effective Date, no investigations, legal, administrative or arbitration proceedings are pending or, to Client's knowledge, threatened, concerning Client's present performance of services similar to the Services;

      (d) Client shall comply with all Laws applicable to Client under Section
3.03 and shall obtain all applicable permits and licenses required of Client in connection with its obligations under Section 3.03 of this Agreement;

      (e) as of the Effective Date, no investigations, legal, administrative or arbitration proceedings are pending or, to Client's knowledge, threatened concerning or relating to the employees presently engaged in performance of services similar to the Services;

      (f) to Client's knowledge, Schedule D lists all material Managed Agreements, all material Retained Agreements and all material Assigned Agreements and, except as otherwise prohibited by the terms of such Managed Agreements, Retained Agreements and Assigned Agreements, Client will use all reasonable efforts to provide Service Provider complete copies, including all amendments, of the Third-Party Vendor Contracts listed on Schedule D, all of which are in full force and effect. During the Transition Period, the Parties shall review and revise the categorization of each Third-Party Vendor Contract as a Managed Agreement, Retained Agreement or Assigned Agreement, mutually agree on any additions or deletions of any Third-Party Vendor Contract, and revise Schedule D as appropriate;

      (g) as of the Effective Date, Client's relationship with the Third Party Vendors listed on Schedule D are not subject to any material disputes regarding payment or performance, Client is not anticipating any material changes in any such relationships other than as specified by this Agreement, no legal, administrative or arbitration proceedings are pending or, to Client's knowledge, threatened concerning any of the Third-Party Vendor Contracts listed on Schedule D, no defaults have occurred under any of these


----------

* Confidential information has been omitted.

agreements, and no circumstances exist that would permit declaration of default under any of these agreements with notice or lapse of time, or both, and Client has paid all outstanding balances due such Third-Party Vendors through and including the Effective Date of this Agreement, except for those amounts set forth in Schedule D, which remain Service Provider's responsibility;

      (h) Client shall use commercially reasonable efforts to ensure that no viruses or similar items are coded or introduced into the Systems or Client Network, such efforts to include, without limitation, utilizing commercially available anti-virus software at its current release level. Client agrees that, in the event a virus or similar item is found to have been introduced into the Systems or Client Network, Client shall provide reasonable assistance to Service Provider in eliminating the virus or similar item from the Systems or Client Network and restoring any data required to provide the Services that are lost as a result of the virus or similar item; and

      (i) Client requires Client Representatives to have entered into written non-disclosure agreements which Client which are consistent with Client's obligations pursuant to ARTICLE 16 and ARTICLE 18, and as a condition of employment, Client requires its employees to comply at all times with Client's employment policies which are consistent with Client's obligations pursuant to
ARTICLE 16 and ARTICLE 18.

19.03 MUTUAL. Each Party hereby represents and warrants that:

      (a) it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;


      (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby by the Party
(i) have been duly authorized by all requisite corporate action on the part of such Party and (ii) do not violate the terms of any law, regulation, or court order to which such Party is subject or the terms of any material agreement to which the Party or any of its assets may be subject;

      (c) this Agreement has been duly executed and delivered by such Party and (assuming the due authorization, execution and delivery hereof by the other Party) is a valid and binding obligation of such Party, enforceable against it in accordance with its terms;

      (d) its entry into this Agreement does not and will not violate or constitute a breach of any of its contractual obligations with third parties;

      (e) it shall perform its responsibilities under this Agreement in a manner that does not, to the knowledge of the applicable Party, infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other intellectual property right of any third party;

      (f) it is not subject to any pending or threatened litigation or governmental action which could interfere with such Party's performance of its obligations hereunder; and

      (g) it is in good standing under the laws of its state of formation and is, or will timely be, qualified to do business as a foreign corporation in each other states where such qualification is necessary in order for it to comply with its obligations under this Agreement, except where failure to be so qualified would not have a material adverse effect upon its ability to perform under this Agreement.

19.04 DISCLAIMERS.

EXCEPT AS SPECIFIED IN SECTION 19.01, SECTION 19.02 OR SECTION 19.03 OF THIS AGREEMENT, NEITHER CLIENT NOR SERVICE PROVIDER MAKES ANY OTHER WARRANTIES, INCLUDING WITH RESPECT TO THE SERVICES OR THE SYSTEMS, AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A SPECIFIC PURPOSE, TITLE OR NONINFRINGEMENT.

                                   ARTICLE 20
                               DISPUTE RESOLUTION

20.01 DISPUTES.

Any dispute arising under this Agreement ("Dispute") shall: (1) be discussed and negotiated in good faith by the Designated Executives within [***]* of receipt of a notice from either Party specifying the nature of the Dispute; (2) if the Dispute cannot be resolved by the good faith negotiations of the Designated Executives within [***]* of referral of the dispute, the Dispute shall then be considered and negotiated in good faith by the Steering Committee; (3) if the Dispute cannot be resolved by the Steering Committee within [***]* of referral of the Dispute, the Dispute shall then be considered and negotiated in good faith by the [***]* of Service Provider and the [***]* of Client; and (4) if the Dispute is not resolved by the [***]* of Service Provider and the [***]* of Client within [***]* of referral of the Dispute, then Service Provider or Client may commence legal proceedings hereunder. Notwithstanding anything to the contrary contained in this Agreement, the Dispute resolution process described in this Article must be commenced and completed within the applicable Default Cure Period (unless the Steering Committee mutually agrees in writing to extend such Default Cure Period). The use of the foregoing procedure is a condition precedent to the commencement of legal proceeding hereunder. Notwithstanding the foregoing, neither Service Provider nor Client shall be prevented from seeking injunctive relief to protect its interests pending resolution of a Dispute, including any Dispute relating to ARTICLE 14, Section 17.01 or ARTICLE 18. Continuity of Services.

20.02 CONTINUITY OF SERVICES.

In the event of a Dispute between Client and Service Provider, each Party shall continue to so perform its obligations under this Agreement in good faith during the resolution of such Dispute unless and until this Agreement is terminated in accordance with the provisions hereof. Notwithstanding anything to the contrary, should Client fail to make payments into escrow as required pursuant to Section 15.03, Service Provider shall have the right to terminate this Agreement pursuant to Section 21.02(a) notwithstanding any Dispute.

20.03 CONFIDENTIALITY.

Communications, proposals and counter proposals made by either Party during consultations and review in accordance with Section 20.01 shall be privileged and confidential offers of compromise within the meaning of Rule 408 of the Federal Rules of Evidence and comparable rules of other states, and shall be inadmissible for any purpose (but this shall not require exclusion of otherwise admissible evidence, such as


----------

* Confidential information has been omitted.

records of prior performance, merely because it is presented in the course of settlement negotiations).


                                   ARTICLE 21
                                   TERMINATION

21.01 TERMINATION FOR CONVENIENCE.

Client shall have the right to terminate this Agreement for convenience effective as of any time on or after thirty (30) months following the Effective Date by giving Service Provider notice of the termination at least one hundred eighty (180) days prior to the termination date specified in the notice. [***]* Notwithstanding the foregoing, Client may not terminate this Agreement for convenience unless Client is current in all payments then due and payable to Service Provider.

21.02 TERMINATION FOR CAUSE.


      (a) If Service Provider defaults in the performance of any of its material obligations under this Agreement (except as provided in Section 21.05), and does not cure such default within thirty (30) days of receipt (the "DEFAULT CURE PERIOD") of a written notice of default (the "DEFAULT NOTICE"), then Client may, by giving notice to Service Provider, terminate this Agreement without further liability as of the termination date specified in the notice.

      (b) If Client fails to make payments in accordance with this Agreement and does not cure such default within the Default Cure Period, then Service Provider may, by giving notice to Client, terminate this Agreement as of the Termination Date specified in the notice.

      (c) If either Party reasonably believes that repeated, continuous or persistent non-material breaches by the other Party have, in the aggregate, caused a material adverse affect upon the non-breaching Party, then such non-breaching Party shall provide to the breaching Party a detailed, written notice of such breaches and an explanation of such material adverse affect. The Parties shall consider such notice at the next regular or special meeting of the Steering Committee. Following such meeting, unless otherwise agreed, the breaching Party shall prepare and implement a plan so as to remedy the breach.

      (d) If a breach cannot reasonably be cured by the Party allegedly in breach within such thirty (30) day Default Cure Period, the Default Cure Period shall be sixty (60) days from the Default Notice but only if the Party allegedly in breach has provided the non-breaching Party a plan to cure such breach and promptly implements such plan. If the breach is not cured within the applicable Default Cure Period, the non-breaching Party may terminate the Agreement. Notwithstanding the foregoing, Client may not terminate this Agreement unless Client is current in all payments then due and payable to Service Provider.

21.03 TERMINATION FOR CHANGE IN CONTROL OF SERVICE PROVIDER.

In the event of a Change in Control of Service Provider, Client may terminate this Agreement in accordance with Section 21.01, provided that if: (i) termination is required by the Law; (ii) the entity assuming Control of Service Provider is a Competitor of Client; or (iii) Client reasonably demonstrates that the entity providing Services to Client does not have sufficient financial substance (as determined by Client's external auditors) to perform the Services or otherwise does not agree in writing to assume Service Provider's rights and obligations set forth in this Agreement, then in each such case, Client may terminate without regard to Section 21.01 [***]* on at least thirty (30) days notice.

21.04 TERMINATION FOR CHANGE IN CONTROL OF CLIENT.

In the event of a Change in Control of Client, Client may terminate this Agreement in accordance with Section 21.01 [***]*.

21.05 TERMINATION RELATING TO KEY PERFORMANCE INDICATORS.


----------

* Confidential information has been omitted.

If Service Provider fails to provide a Service in accordance with such Service's applicable Key Performance Indicator three (3) consecutive times, Client may [***]*, upon notice to Service Provider, terminate this Agreement, in whole or in part, without regard to Section 21.02 [***]*. Nothing in this Section shall be deemed to limit or obviate Client's right to terminate this Agreement pursuant to Section 21.02.

21.06 BANKRUPTCY.


      (a) If either Client or Service Provider:

            (i) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due; or

            (ii) (1) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property or assets, (2) makes a general assignment for the benefit of its creditors,
      (3) commences a voluntary case under Title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as amended from time to time (the "BANKRUPTCY CODE"), (4) files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (5) takes any corporate action for the purpose of effecting any of the foregoing;

then the other Party may, by giving notice thereof to such Party, terminate this Agreement as of the date specified in such termination notice.

      (b) If:

            (i) a proceeding or case shall be commenced, without the application or consent of either Client or Service Provider, as applicable, in any court of competent jurisdiction, seeking (1) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (2) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Party or of all or any substantial part of its property or assets or (3) similar relief in respect of such Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or

            (ii) an order for relief against such Party shall be entered in an involuntary case under the Bankruptcy Code;

then the other Party may, in its sole discretion by giving notice thereof to such Party, terminate this Agreement as of the date specified in such termination notice.

21.07 OTHER TERMINATIONS.

In addition to the provisions of this Article, this Agreement may be terminated as provided in Section, Section 22.01, Section 26.08(a) and Schedule R.

21.08 TERMINATION ASSISTANCE.


----------

* Confidential information has been omitted.

Service Provider shall, upon Client's request during the Termination Assistance Period, if all payments due to Service Provider under this Agreement have been paid, provide the Termination Assistance Services in consideration for Client's continued payment of all [***]* then in effect for the Services immediately prior to the expiration, termination or partial termination of this Agreement. The quality and level of performance during the Termination Assistance Period shall not be materially degraded, but to the extent Client requests any reallocation of resources or transitions portions of the Services that impact KPIs and RSLs the Parties will use Change Control Management to address any necessary adjustments to the Service Levels. After the expiration of the Termination Assistance Period, Service Provider shall (i) answer questions from Client regarding the terminated, insourced or resourced Services on an "as needed" basis [***]* and (ii) deliver to Client any remaining Client-owned reports and documentation relating to the terminated, insourced or resourced Services still in Service Provider's possession. Client shall allow Service Provider to use, [***]* for the benefit of Client only, those Client facilities and Client assets (including the Client Software and the Client Machines) being used to perform the Termination Assistance Services for as long as Service Provider is providing the Termination Assistance Services.

21.09 EXIT RIGHTS. Upon the later of (i) the expiration or termination of this Agreement; or (ii) the last day of the Termination Assistance Period (the "END DATE"):


      (a) The limited rights granted to Service Provider and Service Provider Representatives in Section 14.01 shall immediately terminate and Service Provider shall, and shall cause Service Provider Representatives to, (i) deliver to Client, at no cost to Client, a current copy of the Client Software or tangible materials constituting Client Intellectual Property in the form in use by Service Provider or Service Provider Representatives as of the End Date and
(ii) destroy or erase all other copies of the Client Software or materials constituting Client Intellectual Property, Client New Intellectual Property or Client Confidential Information in Service Provider's or Service Provider Representatives' possession. Service Provider shall, upon Client's request, certify to Client that all such copies have been destroyed or erased.

      (b) Upon Client's request, with respect to any (i) contracts for maintenance, disaster recovery services and other necessary third party services being used by Service Provider solely to perform the Services as of the End Date, (ii) Assigned Agreements, Service Provider shall use commercially reasonable efforts to, transfer or assign such agreements to Client or its designee, and Client shall assume same, [***]*

      (c) [***]*


      (d) Upon Client's request, Service Provider shall sell to Client or its designee(s) (i) the Service Provider Machines that are used by Service Provider or Service Provider Representatives solely to perform the Services as of the End Date; and (ii) any assets transferred by Client to Service Provider or Service Provider Representatives (not otherwise covered in Section 21.09(d)(i)), free and clear of all liens, security interests, or other encumbrances [***]*. Unless agreed otherwise by Client in advance, Service Provider must be contractually authorized to transfer to Client any assets, including Software, acquired, licensed or leased by Service Provider after the Effective Date that are used solely in performance of the Services.

21.10 HIRING OF PROJECT STAFF.

Upon the occurrence of the delivery to Service Provider by Client of a notice of intent to terminate this Agreement, with respect to each then-current member of the Project Staff dedicated to Client's account on


----------

* Confidential information has been omitted.

at least a [***]* basis and performing the portion of the Services that are being terminated (each an "AFFECTED PROJECT STAFF MEMBER"), Service Provider shall (a) not terminate, reassign or otherwise remove from the Project Staff any Affected Project Staff Member prior to the termination date (ordinary course terminations for cause excepted) and (b) to the extent not prohibited by applicable Law, no sooner than [***]* prior to the termination date: (i) provide Client with the name of each Affected Project Staff Member's position and a description of job responsibilities, in accordance with Service Provider's standard employment policies, (ii) provide Client access to such Affected Project Staff Members, and (iii) allow Client to meet with, solicit and offer to hire such Affected Project Staff Members. Service Provider shall waive any restrictions that may prevent Affected Project Staff Members from being hired by Client pursuant to this Section.

                                   ARTICLE 22
                                   INDEMNITIES

22.01 INDEMNIFICATION BY SERVICE PROVIDER FOR INFRINGEMENT.

Service Provider shall indemnify, defend and hold Client, and its directors, officers and employees harmless from and against any and all claims and Losses incurred by Client arising from any third party claim (including claims by Service Users, Client personnel, Client Representatives, Service Provider personnel and Service Provider Representatives) that the Services or the materials for providing the Services, including without limitation, New Intellectual Property created by Service Provider or Service Provider Representatives, Service Provider Intellectual Property, Service Provider Software, Software or Services provided under Assigned Agreements, any enhancements or modifications to the Client Intellectual Property made by Service Provider or Service Provider Representatives, or any other resources or items provided to Client by Service Provider or Service Provider Representatives, infringe upon the Intellectual Property rights of any third party. Notwithstanding the foregoing, Service Provider shall have no liability under this Section 22.01 with respect to any Losses arising under this Section
22.01 to the extent the same arise out of or in connection with (i) a modification made Client, where the infringement would not have occurred but for the modification; or (ii) Client's or Client Representatives' combination, operation or use with devices, data or programs not furnished by Service Provider or Service Provider Representatives, except that both Parties agree and understand that it shall not be considered a modification to utilize the Services or such materials for their intended purposes. In addition to, and not in lieu of Service Provider's obligations pursuant to this Section 22.01, in the event the Services or materials, in Service Provider's opinion, are likely to or do become the subject of a claim of infringement, Service Provider shall have the right at its sole option and expense to (i) modify the Services or materials to eliminate the use of such infringing materials or modify the materials to be non-infringing, or (ii) obtain a license under the relevant rights. If Service Provider fails to so modify the infringing materials or obtain a license, Client may terminate this Agreement, in whole or in part, pursuant to Section 21.02(a) [***]*. Such termination on the part of Client shall in no way relieve Service Provider of its obligations under this Section 22.01, including inter alia its obligations to indemnify, defend and hold Client harmless with respect to damages for past infringements.

22.02 OTHER INDEMNIFICATION BY SERVICE PROVIDER.

      In addition to the indemnity obligations of Service Provider under Section 22.01, Service Provider shall indemnify, defend and hold harmless Client, and its directors, officers and employees from and against any and all claims and Losses arising from any third party claim (including claims by Service Users, Client personnel, Client Representatives, Service Provider personnel and Service Provider Representatives) based


----------

* Confidential information has been omitted.

upon or resulting from:

      (a) Claims by Service Provider Representatives resulting from any breach or default by Service Provider in the performance of Service Provider's obligations under agreements with Service Provider Representatives;

      (b)Claims by Third Party Vendors under Assigned Agreements or Managed Agreements resulting from any breach of Service Provider's duties or obligations accruing on or after the Effective Date arising out of or in connection with the Assigned Agreements or Managed Agreements;

      (c) Service Provider's breach of its obligations under [***]* of this Agreement;

      (d) any amounts, including taxes, interest and penalties, assessed against Client that are the obligation of Service Provider pursuant to [***]*;

      (e) bodily injury (including death) or loss or damage to tangible property resulting from Service Provider's or Service Provider Representative's willful or negligent acts or omissions;

      (f) a claim that Service Provider used or disclosed, or caused or permitted to be used or disclosed, Client Confidential Information or Service Provider Confidential Information, contrary to the terms of this Agreement; or that Service Provider failed to maintain an effective information security program to protect the security and confidentiality of Client Confidential Information as required by this Agreement; or that Service Provider failed to comply with the terms of this Agreement regarding Client Confidential Information;

      (g) all claims asserted by any Designated Employee or any third party, including any governmental entity, arising out of Service Provider's unlawful hiring decisions, or breach of [***]* which affects any Designated Employee; and for all claims asserted by any of the Transitioned Employees arising out of their employment or separation of employment with Service Provider; and

      (h) (1) a claim that any of Service Provider's employees or any Service Provider Representative is a Client employee and not Service Provider's employee or an independent contractor, including, but not limited to; (a) the cost of any employee benefits Client is required to provide to or pay for on behalf of Service Provider's employees or any person Service Provider provides to Client under this Agreement; and (b) any claim, lawsuit, or proceeding brought by Service Provider's employees or any person Service Provider provides to Client under this Agreement against Client based upon the employer-employee relationship; and/or (2) breach by any Service Provider Representatives of any of the provisions of this Agreement, including, but not limited to, the provisions regarding Service Provider Representatives looking only to Service Provider for payment for services which may be rendered.

22.03 INDEMNIFICATION BY CLIENT.

Client shall indemnify, defend and hold harmless Service Provider, and its directors, officers and employees from and against any and all claims and Losses arising from any third party claim (including claims by Service Users, Client personnel, Client Representatives, and Service Provider personnel and Service


----------

* Confidential information has been omitted.

Provider Representatives) based upon or resulting from:

      (a) Claims by Client Representatives resulting from any breach or default by Client in the performance of Client's obligations under agreements with Client Representatives;

      (b) Claims by Third Party Vendors under Assigned Agreements or Managed Agreements resulting from any breach of Client's duties or obligations arising out of or in connection with the Assigned Agreements and Managed Agreements;

      (c) Client's breach of its obligations under [***]* of this Agreement;


      (d) a claim of Intellectual Property infringement asserted against Service Provider caused by use by Service Provider in accordance with this Agreement of the Client Intellectual Property (except for New Intellectual Property), Client Software, the Client Machines and any other tangible materials provided by Client or Client Representatives; provided, however, that Client shall have no obligation with respect to any Losses to the extent the same arise out of or in connection with Service Provider's or Service Provider Representative's modification of the Client Proprietary Software or the Client Third Party Software or Service Provider's or Service Provider Representatives combination, operation or use with devices, data or programs not furnished by Client or Client Representatives.

      (e) any amounts, including taxes, interest and penalties, assessed against Service Provider that are the obligation of Client pursuant to [***]*;

      (f) bodily injury (including death) or loss or damage to tangible property resulting from Client's or Client Representative's willful or negligent acts or omissions;

      (g) all claims that Client used or disclosed, or caused or permitted to be used or disclosed Service Provider's Confidential Information or Client Data or Client Confidential Information, contrary to the terms of this Agreement; or that Client failed to maintain an effective information security program to protect the security and confidentiality of Service Provider Confidential Information, Client Data and Client Confidential Information as required by this Agreement; or that Client failed to comply with the terms of this Agreement regarding Service Provider Confidential Information, Client Data or Client Confidential Information; and

      (h) all claims asserted by any Transitioned Employees arising out of their employment or separation of employment with Client; all claims by any Client employees arising from Client's breach of [***]*, or Client's breach of its employment policies or plans.

22.04 INDEMNIFICATION PROCEDURES.

If any third party claim is commenced against a Party entitled to indemnification under this Agreement (the "INDEMNIFIED PARTY"), notice thereof shall be given to the Party that is obligated to provide indemnification (the "INDEMNIFYING PARTY") as promptly as practicable. If, after such notice, the Indemnifying Party acknowledges that this Section applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than [***]* prior to the date on which a response to such claim is due, to immediately


----------

* Confidential information has been omitted.

take control of the defense and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim pursuant to this Section that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim. If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

22.05 SUBROGATION.

The Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

                                   ARTICLE 23
                                     DAMAGES

[***]*

                                   ARTICLE 24
                                    INSURANCE

24.01 INSURANCE.

Service Provider shall procure the following required insurance coverages and name Client, its parent, subsidiaries of whatever tier, directors, officers and employees as an additional insured as their interests may appear on the policies listed except for Workers Compensation and Property Insurance, Employment Practices Liability Insurance, and Professional Liability Insurance. All policies of insurance shall be with an insurance company with a current [***]* Rating of [***]* or better. All policies shall contain a minimum of [***]* notice of cancellation or non-renewal of any required coverage. Such insurance coverage shall be maintained during the Term of this Agreement, Termination Assistance Period and extended reporting provisions for not less than [***]* thereafter.


----------

* Confidential information has been omitted.

WORKER'S COMPENSATION                               Statutory

EMPLOYER'S LIABILITY (INCLUDING OCCUPATIONAL
DISEASE)
  Bodily injury by disease per person               [***]*
  Bodily injury by accident policy limit            [***]*
  Bodily injury by disease policy limit             [***]*


COMPREHENSIVE GENERAL LIABILITY INSURANCE
INCLUDING, BROAD FORM CONTRACTUAL, BROAD FORM
PROPERTY DAMAGE, PERSONAL INJURY, COMPLETED
OPERATION AND PRODUCTS COVERAGE.
  General Aggregate                                 [***]*
  Products/Completed                                [***]*
  Each Occurrence                                   [***]*
  Personal & Advertising Injury                     [***]*
  Medical Payments                                  [***]* per person


COMPREHENSIVE AUTO LIABILITY INCLUDING, OWNED       Not less than [***]* combined single limit
NON-OWNED AND HIRED CAR COVERAGE


UMBRELLA/EXCESS LIABILITY
  General Aggregate                                 [***]*
  Each Occurrence                                   [***]*


PROFESSIONAL LIABILITY INSURANCE
  General Aggregate                                 [***]*
  Each Occurrence                                   [***]*


EMPLOYMENT PRACTICES LIABILITY INSURANCE
  General Aggregate                                 [***]*
  Each Occurrence                                   [***]*


FIDELITY BOND (TO INCLUDE COMPUTER CRIME)
  General Aggregate                                 [***]*
  Each Occurrence                                   [***]*
  Coverage for specific Client losses               [***]*


PROPERTY INSURANCE (BUILDING/CONTENT/COMPUTER       All Risks Coverage with Replacement Cost
EQUIPMENT)                                          Valuation


----------

* Confidential information has been omitted.

24.02 INSURANCE DOCUMENTATION.

To the extent third-party insurance is obtained or maintained pursuant to
Section 24.01, Service Provider shall furnish to Client certificates of insurance on standard ACORD form 25 (including evidence of renewal of insurance) evidencing all coverages referenced in Section 24.01 and, if and to the extent applicable, naming Client as an additional insured prior to work commencing and provide renewal certificates within [***]* of expiration of each policy. The certificate of insurance shall indicate whether coverage is written on a Claims Made or Occurrence basis and shall specify any applicable deductible(s). Service Provider agrees to provide at least [***]* written notice to Client prior to coverage cancellation or material alteration of the coverage. Such cancellation or material alteration shall not relieve Service Provider of its continuing obligation to maintain insurance coverage in accordance with this Article.

24.03 GENERAL INSURANCE PROVISIONS

      (a) Insurance coverages as outlined in Section 24.01 other than umbrella, crime, professional liability/errors and omissions are deemed primary and Service Provider must notify Client in writing as soon as there is a claim paid under each policy aggregating to [***]* of each such policy's limits shown in this ARTICLE 24.

      (b) During the Transition Period Service Provider's Workers' Compensation Policy shall contain an Alternate Employer endorsement to protect Client from claims brought by Service Provider employees.

      (c) Insurance carriers providing coverage must be authorized to do business in the State in which the Services are performed.

      (d) Notice of any material reduction in insurance coverages below the amounts specified in this ARTICLE 24 will require written notification to and acceptance by Client. If Service Provider changes the carrier of insurance, it must provide written notification to Client as soon as possible, but in no event later than [***]* after the effective date of such change.

      (e) With respect to the Property Insurance (Building/Content/Computer Equipment) coverage, it must include a waiver of subrogation in favor of Client, its parent(s), subsidiaries of whatever tier, affiliates, directors, officers and employees. It is agreed that such waivers shall be subject to the written approval of Service Provider's underwriters prior to the loss. If such approval is not obtained, service provider must advise Client in writing of that fact.

      (f) Fidelity Bond for Client specific losses shall protect Client, its parent(s) and subsidiaries of whatever tier against the dishonest acts of Service Provider employees or Service Provider Representatives whether acting alone or in collusion with others who are not employees of Client or any affiliate of Client. During the [***]* period following the Effective Date, Service Provider will use commercially reasonable efforts to obtain additional Fidelity Bond insurance applicable to Client to increase such amount substantially above the [***]* required coverage for Client-specific losses.

      (g) Either Party may request a change in the required insurance using Change Control Management.


----------

* Confidential information has been omitted.

24.04 RISK OF LOSS.

Service Provider is responsible for the risk of loss of, or damage to, any property of Client at a Service Provider Service Location, unless such loss or damage was caused by the direct, negligent acts or omissions of Client or a Client Representative. Client is responsible for the risk of loss of, or damage to, any property of Service Provider at a Client Service Location, unless such loss or damage was caused by the acts or omissions of Service Provider or a Service Provider Representative.

                                   ARTICLE 25
                                    RESERVED

                                   ARTICLE 26
                            MISCELLANEOUS PROVISIONS

26.01 NOTICES.

Except as otherwise specified in this Agreement, all notices, requests, consents, approvals, agreements, authorizations, acknowledgements, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when sent by facsimile to the facsimile number specified below and receipt is verified, or delivered by hand to the address specified below. A copy of any such notice shall also be sent by express air mail on the date such notice is transmitted by facsimile to the address specified below:

In the case of Client:                          In the case of Service Provider:
        [***]*                                         [***]*
        The Prudential Insurance Company of            Exult, Inc.
        America                                        4 Park Plaza, Suite 1000
        751 Broad Street                               Irvine, California 92614
        Newark, New Jersey 07102                       [***]*
        [***]*

With a copy to:                                 With a copy to:
        The Prudential Insurance Company of            Exult, Inc.
        America                                        4 Park Plaza, Suite 1000
        80 Livingston Avenue,                          Irvine, California 92614
        Roseland, New Jersey 07068                     [***]*
        [***]*

Either Party may change its address or facsimile number for notification purposes by giving the other Party ten (10) days' notice of the new address or facsimile number and the date upon which it shall become effective. Email transmissions will not constitute written notice under this Agreement.


----------

* Confidential information has been omitted.

26.02 ASSIGNMENT AND THIRD PARTY BENEFICIARIES.

Except as set forth herein, neither Party may, without the consent of the other (which consent may be withheld for any reason or no reason), assign this Agreement or any of its rights under this Agreement, in whole or in part. Any such purported assignment or delegation in contravention of this Section shall be null and void. If Service Provider assigns the Agreement in contravention of this Section, Client may immediately terminate this Agreement [***]*. Notwithstanding the foregoing (i) Client may assign this Agreement to an affiliate, subsidiary or any entity owned or controlled by Client, or pursuant to merger, consolidation, demutualization, and Change of Control or corporate reorganization upon notice to Service Provider provided such assignee agrees in writing to assume Client's rights and obligations set forth in this Agreement; and (ii) Service Provider may assign this Agreement to an affiliate, subsidiary or any entity owned or controlled by Service Provider, or pursuant to merger, consolidation, and Change of Control or corporate reorganization upon notice to Client provided (1) such assignee agrees in writing to assume Service Provider's rights and obligations set forth in this Agreement; (2) Client may elect to terminate this Agreement subject to and in accordance with Section 21.03.

26.03 RELATIONSHIP.

The Parties intend to create an independent contractor relationship and nothing contained in this Agreement shall be construed to make either Client or Service Provider or their respective Representatives partners, joint venturers, principals, representatives or employees of the other. No officer, director or employee of Service Provider or Service Provider Representatives or any Service Provider Representative retained by Service Provider to perform work on Client's behalf under this Agreement shall be deemed to be an employee of Client or a Client Representative. Neither Party shall have any right, power or authority, express or implied, to bind the other. Service Provider shall have the sole right to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by Service Provider or Service Provider Representatives under this Agreement.

26.04 SEVERABILITY AND WAIVERS.

If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to Law, then the remaining provisions of this Agreement, if capable of substantial performance, shall remain in full force and effect. No delay or omission by either Party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be signed by the Party waiving its rights. All remedies available to a Party for breach of this Agreement under this Agreement, at law or in equity, are cumulative and may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy to the exclusion of other remedies.

26.05 SURVIVAL.

The terms of ARTICLE 1, Section ERROR! REFERENCE SOURCE NOT FOUND., Section 13.06, ARTICLE 14, ARTICLE 15, ARTICLE 16, ARTICLE 17, ARTICLE 18, ARTICLE 20,
ARTICLE 21, ARTICLE 22, ARTICLE 23, ARTICLE 24, and ARTICLE 26 shall survive the expiration or termination of this Agreement. The terms of ARTICLE 19 shall survive the expiration or termination of this Agreement for [***]*.

26.06 GOVERNING LAW.

This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by and construed in accordance with the Laws of New York, without giving effect to the principles thereof relating to the conflicts of Laws.

26.07 SOLE AND EXCLUSIVE VENUE.


----------

* Confidential information has been omitted.

Subject to ARTICLE 18 and ARTICLE 20, each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Agreement must be brought solely and exclusively in the United States District Court for the Southern District of New York or in the state courts of the State of New York and irrevocably accepts and submits to the sole and exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party; provided, however, that this Section shall not prevent a Party against whom any legal action, suit or proceeding is brought by the other Party from seeking to remove such legal action, suit or proceeding, pursuant to applicable federal law, to the district court of the United States of America for the district and division embracing the place where the action is pending in the state courts of New York, and in the event an action is so removed each Party irrevocably accepts and submits to the jurisdiction of the aforesaid district court. Each Party hereto further irrevocably consents to the service of process from any of the aforesaid courts by mailing copies thereof by registered or certified mail, postage prepaid, to such Party at its address designated pursuant to Section 26.01, with such service of process to become effective [***]* after such mailing.

26.08 FORCE MAJEURE.


      (a) If and to the extent that a Party's performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions, action or inaction of any governmental entity, revolutions, strikes, labor disputes, any acts or omissions by a third party, any third party products or services or any other cause beyond the reasonable control and without negligence of such Party, including failures or fluctuations in electrical power, heat, light, air conditioning or telecommunications equipment, data processing systems or ACH or other systems maintained by third parties or governmental or regulatory bodies and utilized in the performance of the Services (each, a "FORCE MAJEURE EVENT"), then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations (except for monetary payment obligations) affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. If any Force Majeure Event prevents, hinders or delays performance of the Services for more than thirty (30) days, unless Service Provider has procured alternate means of delivery reasonably acceptable to Client, Client may (i) procure such Services from an alternate source agreed upon by the Parties and commencing on the 30th day after the commencement of the Force Majeure Event, Service Provider shall reimburse Client for the costs and expenses incurred by Client in procuring such Services, to the extent that those costs and expenses exceed the Charges paid to Service Provider for such Services; or (ii) terminate the portion or portions of the Services under this Agreement that are affected by the Force Majeure Event or those Services that are otherwise related, dependent or intertwined with such affected Services without regard to Section 21.02. If the Agreement is terminated in part as a result of a Force Majeure Event, the Parties will use Change Control Management to agree upon appropriate and equitable adjustments to the Charges. The occurrence of a Force Majeure Event does not limit or otherwise affect Service Provider's obligation to implement the DRP.

      (b) Whenever a Force Majeure Event or a disaster causes Service Provider to allocate limited resources between or among Service Provider customers at the affected Service Locations, Client shall


----------

* Confidential information has been omitted.

receive at least the same priority as Service Provider's other customers in respect of such allocation.

      (c) If Service Provider fails to offer the Services in accordance with this Agreement due to the occurrence of a Force Majeure Event, the Charges shall be reduced in an equitable manner such that Client is not responsible for the payment of any Charges for Services that Service Provider fails to provide.

26.09 EEO REQUIREMENTS.

The following clauses shall apply to Service Provider only if required by applicable law with respect to the performance of this Agreement and if this Agreement is not otherwise exempt under federal law or applicable regulations:

      (a) Service Provider represents that it is an equal opportunity employer, as described in Section 202 of Executive Order 11246, dated September 24, 1976, as amended, and as such agrees to comply with the provisions of said Executive Order and its implementing regulations during the performance of this Agreement;

      (b) Service Provider agrees to comply with the affirmative action requirements of Part 60-741.4 Title 41, Code of Federal Regulations, with respect to individuals with disabilities during the performance of this Agreement;

      (c) Service Provider agrees to comply with the affirmative action requirements of Part 60-250.4 Title 41, Code of Federal Regulations, with respect to Disabled Veterans and Veterans of the Vietnam Era during the performance of this Agreement; and

      (d) Service Provider agrees to comply with the provisions of Executive Order 11625 and its implementing regulations with respect to the utilization of minority business enterprises during the performance of this Agreement.

26.10 OSHA COMPLIANCE.

All products supplied by Service Provider pursuant to this Agreement shall conform to and satisfy the requirements of The Occupational Safety and Health Act of 1970 (or any state statutes passed in lieu thereof) and all amendments thereto and all standards and regulations issued thereunder.

26.11 [***]*

[***]* If any Project Staff member has ever been convicted of a felony involving a crime of dishonesty or breach of trust, Service Provider agrees that it shall withdraw that Project Staff member from any proposed Client assignment and shall not permit such person to provide any Services hereunder. In addition, if any Project Staff member has been convicted of a job-related crime, he or she shall not be assigned to provide Services to Client.

26.12 LABOR LAWS AND PRISON LABOR.

Service Provider and Service Provider Representatives will comply with all applicable Laws regarding minimum wage, living conditions, overtime, working conditions, and the applicable labor and


----------

* Confidential information has been omitted.

environmental laws. Service Provider and Service Provider Representatives further agree not to use any child labor, prison inmates, convicted felons or criminals, nor shall it contract with any prison system to perform any Services required under this Agreement.

26.13 NONPERFORMANCE.

If either Party's performance of the Services requires or is contingent upon the other Party's performance of an obligation under this Agreement, and the other Party delays or withholds such performance beyond the agreed-upon time period (or beyond [***]*, if a time period is not specified), the time for the performance shall be extended for the period of such delay in, or withholding of, performance.

26.14 RIGHT TO PROVIDE SERVICES.

Service Provider personnel providing services to Client under this Agreement may perform similar services for others and this Agreement shall not prevent Service Provider from using the personnel and equipment provided to Client under this Agreement for such purposes.

26.15 FURTHER ASSURANCES.

After the execution and delivery of this Agreement and without any additional consideration, each of the Parties shall execute and deliver any further legal instruments and perform any actions which are or may become necessary to effectuate the purposes of this Agreement.

26.16 SOLICITATION.

Except as provided in this Agreement, during the Term and for [***]* after the expiration or termination of this Agreement, neither Party shall directly solicit any employees of the other Party without such Party's consent; this shall not preclude the indirect solicitation of employees through general advertisements or recruiting efforts conducted by persons who were not directly involved in management of the performance or receipt of the Services and are not acting under the direction of persons so involved, and either Party may discuss employment with, and hire, such persons who respond to such indirect solicitations, initiate such discussions on their own.

26.17 NEGOTIATED TERMS.

The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

26.18 CONSENTS, APPROVALS AND REQUESTS.

Except as specifically set forth in this Agreement, all consents, approvals, notices, requests, and similar actions to be given or taken by either Party under this Agreement shall not be unreasonably withheld or delayed and each Party shall make only reasonable requests under this Agreement.

26.19 CONFLICT OF INTEREST.


----------

* Confidential information has been omitted.

Service Provider shall not pay any salaries, commissions, fees, or make any payments or rebates to any employee of Client, or to any designee of such employee, or favor any employee of Client, or any designee of such employee, with gifts or entertainment of significant cost or value or with services or goods sold at less than full market value. Service Provider agrees that its obligation to Client under this Section shall also be binding upon Service Provider Representatives. Service Provider further agrees to require each Service Provider Representative to comply with this Section.

26.20 ENTIRE AGREEMENT; AMENDMENTS; COUNTERPARTS.

This Agreement represents the entire agreement between the Parties with respect to the subject matter hereof, and there are no other representations, understandings or agreements between the Parties relative to such subject matter. No amendment to, or change, waiver or discharge of, any provision of this Agreement shall be valid unless signed by an authorized representative of each of the Parties. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties.

IN WITNESS WHEREOF, each of Client and Service Provider has caused this Agreement to be signed and delivered by its duly authorized representative.

                                        THE PRUDENTIAL INSURANCE COMPANY
                                        OF AMERICA

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        EXULT, INC.

                                        By:
                                            ------------------------------------
                                            Name: [***]*
                                                  Title: [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

                                      FINAL



--------------------------------------------------------------------------------
Sch. A - Final                                                             EXULT

                                TABLE OF CONTENTS

1    INTRODUCTION.................................................................... 1

2    DESCRIPTION OF SERVICES......................................................... 2

     2.1    TOTAL COMPENSATION (COMPENSATION, BENEFITS AND PAYROLL) SERVICES......... 2
            2.1.1  Compensation...................................................... 2
            2.1.2  Benefits.......................................................... 2
            2.1.3  Payroll........................................................... 2

     2.2    ACCOUNTS PAYABLE......................................................... 2

     2.3    EMPLOYEE DATA AND RECORDS MANAGEMENT..................................... 3
            2.3.1  Employee Data and Records Management.............................. 3
            2.3.2  EO Diversity and Compliance Reporting............................. 3

     2.4    ORGANIZATION DEVELOPMENT AND PERFORMANCE MANAGEMENT...................... 3
            2.4.1  Organizational Development........................................ 3
            2.4.2  Performance Management............................................ 3

     2.5    TRAINING................................................................. 3

     2.6    RECRUITING/STAFFING...................................................... 4

     2.7    SEVERANCE/SEPARATION BENEFITS............................................ 4

     2.8    SUPPLIER MANAGEMENT ..................................................... 4

     2.9    INFORMATION TECHNOLOGY AND INFORMATION SERVICES.......................... 4

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

1     INTRODUCTION

      This Schedule A describes the responsibilities of Exult (Service Provider) and of Prudential (Client) in performing the listed Processes and sub-processes of the Services.

      The following categories of HR Processes are covered in this Schedule A and within the Scope of Services:

      [***]*

      The descriptions of Processes and sub-processes in this Schedule A are intended to provide a high-level allocation of responsibilities between Service Provider and Client. Various lesser-included subtasks are intended to be included within such Processes and sub-processes according to the following assumptions and principles, unless otherwise agreed or specified: [***]*

      Except where specifically set out in the applicable Transition Plan, from the Process Take On Date, Service Provider shall perform each of its agreed-upon tasks within each Process included in the Services. The initial manner of Service Provider's performance of its assumed responsibilities shall be [***]*, provided that, Service Provider shall have control over the manner of its delivery of Services in accordance with Service Provider's standard procedures and practices, subject to specifically committed delivery obligations as outlined in Schedule B, Service Levels, reporting requirements, and any other specifically agreed written requirements.

      In support of the Services listed below, Exult shall operate a Call Center with hours of operation as follows:

      [***]*

      During the Transition Period, the Parties shall determine and mutually agree upon the baseline amount of ad-hoc reporting that is included in the scope of Services, and the amount of ad hoc reporting covered by the Discounted Baseline Charges.

      The following legend applies for all tables in this Schedule A:

                        ----------------------------------------
                                     Table Legend
                        --------- ------------------------------
                            X        Performs Responsibility
                        --------- ------------------------------
                            A               Approves
                        --------- ------------------------------


----------

* Confidential information has been omitted.

2     DESCRIPTION OF SERVICES

      2.1   TOTAL COMPENSATION (COMPENSATION, BENEFITS AND PAYROLL) SERVICES

      This Section describes the Total Compensation (Compensation, Benefits and Payroll) Services, including the tasks and sub-processes that Service Provider and Client will perform for such Processes.

            2.1.1 COMPENSATION

            Compensation is the development of [***]*. The function administers the specific compensation programs that range from [***]*. Additionally, the function determines the appropriate competitive level and mix of [***]*.

            [***]*

            2.1.2 BENEFITS

            Benefits include [***]* to Service Users. This function determines the appropriate competitive level and mix of benefits for Client, including [***]*.

            [***]*

            [***]*

            2.1.3 PAYROLL

            Payroll processes include the collection and entry of time and attendance data, management of employee earnings and deductions. It also includes calculation of Gross-to-Net, processing employee payments, responding to and resolving employee issues and inquiries. Additionally the payroll function will compute and distribute deductions withheld and perform the accounting transactions necessary to reconcile Gross and Net accounts, and distribute labor costs to the general ledgers.

            [***]*

            [***]*


      2.2   ACCOUNTS PAYABLE

            Accounts Payable responsibilities include the set of activities that must be performed to ensure that Client's legitimate financial obligations to its suppliers and to its employees for reimbursable business expenses incurred are fulfilled in a timely and accurate manner.

            These activities include [***]*.

            [***]*


----------

* Confidential information has been omitted.

      2.3   EMPLOYEE DATA AND RECORDS MANAGEMENT

            2.3.1 EMPLOYEE DATA AND RECORDS MANAGEMENT

            Employee Data and Records Management responsibilities include all activities necessary to capture, track, modify and report Service Users related electronic and physical data. For the purposes of this document, HR indicative data includes all data elements relating to employee personal information and their relationship to Client. Employee Data includes data on Service Users.

            [***]*

            [***]*

            2.3.2 EO DIVERSITY AND COMPLIANCE REPORTING

            [***]*

      2.4   ORGANIZATION DEVELOPMENT AND PERFORMANCE MANAGEMENT

            2.4.1 ORGANIZATIONAL DEVELOPMENT

            Organization Development is a set of strategies and techniques aimed at improving organizational effectiveness and performance. The emphasis is on solving both immediate organizational work issues and on long-term development of an effective organization.

            [***]*

            [***]*

            2.4.2 PERFORMANCE MANAGEMENT

            Performance Management develops models to establish performance goals for the organization and the tools needed to assess employee/group performance against these goals. Management of the performance feedback process and reporting on the process outcomes are also responsibilities.

            [***]*

            [***]*

      2.5   TRAINING

            Training encompasses establishing training strategies, training needs assessments, course/materials development, administration and logistics coordination, delivery of training, and training effectiveness assessments.

            [***]*

            [***]*


----------

* Confidential information has been omitted.

      2.6   RECRUITING/STAFFING

            Recruiting/ Staffing includes development of Recruitment and Workforce Planning strategies, creating and maintaining candidate pools, assessing and selecting candidates, and managing the administration of the staffing process.

            [***]*

            [***]*

      2.7   SEVERANCE/SEPARATION BENEFITS

            Severance/Separation Benefits responsibilities include development of successful programs/policies/practices to transition employees from Client, policy definition, program development, financial impact modeling and program administration, selection of third party vendors for outplacement, and managing the cost of severance/separation benefits programs.

            [***]*

            [***]*

      2.8   SUPPLIER MANAGEMENT

            The Supplier Management Process refers to the selection and management of Third Party Vendor Contracts. [***]*

            [***]*

      2.9   INFORMATION TECHNOLOGY AND INFORMATION SERVICES

            The Information Technology or IT Process refers to the information technology environment within which the HR Processes operate and which support the HR Processes. This section specifically refers to the hardware, software, and networks that support the Processes and sub-processes addressed elsewhere within this Schedule A.

            [***]*

            The language used in developing, operating and supporting all applications, documentation and web content under Service Provider responsibility shall be English.

            The table below specifies the IT related responsibilities for Client and Service Provider.

            [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE B

                                 SERVICE LEVELS

                                      FINAL



--------------------------------------------------------------------------------
Sch. B - Final

                                TABLE OF CONTENTS

1     INTRODUCTION............................................... 1


2     PRINCIPLES GOVERNING SERVICE LEVELS........................ 1


3     PROCESS.................................................... 1


4     ANNUAL SERVICE LEVEL REVIEW................................ 2

                                   SCHEDULE B

                                 SERVICE LEVELS

1     INTRODUCTION

      This Schedule describes the principles and parameters governing the Service Levels that will be measured. This Schedule also describes certain principles for how changes to Service Levels shall be established.

      There are two types of Service Levels that shall be measured and reported:

      1.1   Key Performance Indicators (KPIs) - [***]*; and

      1.2 Reporting Service Levels (RSLs) - These measure Service Provider's performance of the Services using a range of quantitative and qualitative Service Levels. [***]*

2     PRINCIPLES GOVERNING SERVICE LEVELS

      2.1 Service Levels shall be used to measure Service Provider's performance of the Services set out in Schedule A of this Agreement.

      2.2 Service Levels are, and new Service Levels or changes to Service Levels shall be, based on objective and clearly defined measurable criteria.

      2.3 Certain Service Levels have been designated as KPIs as mutually agreed by the Parties.

      2.4 Service Levels are mutually agreed performance levels designed to measure quality and timeliness that are clearly identifiable by Client business users as critical to the business.

      2.5 Service Provider shall have no liability for a failure to achieve a KPI that is not achieved due to any of the causes set forth in
            Section 6.07 of this Agreement.

3     PROCESS

      Prior to the Effective Date, the Parties agreed on certain KPI Service Level measurements, metrics and target metrics as well as the RSL measurements identified below. Other new Service Level metrics will be determined following the Effective Date using the Change Control Management process and the procedures below.

      3.1   Measurement

      [***]*


      3.2   KPI Metric Validation

      For new or changed KPIs, for which insufficient relevant Client historical performance data is available, the Parties will establish KPI target metrics. The identified KPI target metrics shall be measured,


----------

* Confidential information has been omitted.

      reported and validated during a period of [***]* following the Effective Date. Within [***]* following the [***]* validation period, the parties shall agree on revised KPI metrics. These new KPI metrics shall then be implemented and reported on a [***]* basis.

      3.3   Key Performance Indicator Table

      These KPIs shall be applicable to Service Provider's performance of Services for such Process beginning with the [***]* following the Process Take-On Date for such Process unless otherwise agreed. There are [***]* KPIs, certain of which include multiple process measures that are weighted as shown in the table below.

      [***]*


      [***]*


      3.4   RSLs

            Table 3.4.1 below contains the RSLs that have been agreed upon between the Parties as of the Effective Date. Such RSLs shall be applicable to Service Provider's performance of Services for such Process beginning with [***]* following the Process Take-On Date for such Process unless otherwise agreed.

            3.4.1 Reporting Service Level Table

            [***]*


      Any requests for additional RSLs following Effective Date shall be subject to Change Control Management.

4     ANNUAL SERVICE LEVEL REVIEW

      The Executive Steering Committee (1) shall review the Service Levels annually, (2) use Change Control Management with respect to changing any Service Levels as a result of this annual review or are no longer appropriate because of an increase, decrease or change to the Services and
      (3) with respect to all other Service Levels, review the Service Levels for the subsequent Contract Year. In addition, either Party may, at any time upon notice to the other Party, initiate negotiations to review and, upon the Parties' mutual agreement using Change Control Management process, adjust any Service Level. [***]*

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE C

                                FEES AND CHARGES

                                      FINAL



--------------------------------------------------------------------------------
Schedule C - Final                                                         Exult

1.    Introduction

2.    Definitions

3.    Verification

4.    Charging Methodology

5.    Third Party Costs

6.    Invoicing

7.    Reserved

8.    Termination

9.    Cost of Living Adjustment

10.   Project Charges/Rate Chart

11.   Transfer of Know-How

1.    INTRODUCTION

This Schedule describes the methodology for determining the Charges to be paid by Client to Service Provider for the performance by Service Provider of its obligations under the Agreement as well as the associated processes for invoicing Client for such Charges.

2.    DEFINITIONS

Unless otherwise specified, any capitalized terms that are not defined in this Schedule shall have the meanings assigned to them in the Agreement. The following terms shall have the meanings set out below:

"ACTIVE EMPLOYEES" means the number of current, active Client employees, eligible to receive Services from Service Provider, measured monthly by Resource Unit Categories listed in Table 4.2.1.1, on the last business day of the month.

"ACTUAL RESOURCE UNITS" means the actual volumes of Services delivered with respect to a Resource Unit Category in a Volume Measurement Period, calculated in accordance with Section 4.2 of this Schedule.

"ADDITIONAL RESOURCE CHARGE" or "ARC" means the incremental charge payable by Client in addition to the charges set forth in Section 4.1.1 for a particular Resource Unit Category for a particular Volume Measurement Period when Service Provider delivers Service volumes that exceed the upper Band limit for that Resource Unit Category during that Volume Measurement Period.

"ALLOCATED COSTS" means charges billed to Service Provider by the Client for the provision of Check Printing and Distribution.

"BAND" means, with respect to each Resource Unit Category, the range of volumes of Services [***]* greater than or [***]* less than the Baseline Volume related to such Resource Unit Category within which the monthly charges are not adjusted by ARCs or RRCs. The Band measurements as of the Effective Date are set forth in Table 4.2.1.1 of this Schedule and are subject to verification and adjustment as set forth herein.

"BASELINE CHARGES" means the base amount as described in Section 4.1 of this Schedule C [***]*

"BASELINE VOLUME" means [***]* as set forth in Table 4.2.1 of this Schedule and subject to verification and adjustment as set forth herein.

"CHARGES" means all amounts and categories of amounts that are or may become payable by Client to Service Provider under the Agreement.

"CONTRACT YEAR" has the meaning set forth in Section 1.01 of the Agreement.

"CLIENT BASELINE SPEND" means [***]*

[***]*

"FEES AT RISK" means the amount available for possible Service Credits subject to the calculation [***]* as described in Section [***]* of Schedule C and Schedule B.

"FULL-TIME EQUIVALENT" or "FTE" means [***]* of work per year by a Service Provider employee, independent contractor or agent (or more than one (1) such employee, independent contractor or agent where the combination


----------

* Confidential information has been omitted.

of such persons equals [***]* per week) working full time (defined as [***]* per week), exclusive of training days, vacation, holidays, sick days or any legally required temporary absence.

"IN-SITU PERIOD" means, with respect to any Process, the period following the In Situ Process Take-On Date and before the Process Take On Date for such Process when Service Provider performs such Process using Client personnel at Client's site(s) under Service provider's management and supervision.

"IN SITU PROCESS TAKE ON DATE" means the date when the In Situ Period begins.

"IT" means the Information Technology and Information Services specified in Section [***]* of Schedule A of the Agreement.

"MAJOR ENHANCEMENT" means application changes with an estimated effort of more than [***]*.

"MINOR ENHANCEMENT" means application changes with an estimated effort of [***]*.

"PROCESS TAKE-ON DATE" means, with respect to any Process, the date on which Service Provider assumes management of and becomes responsible for providing designated Services for such Process.

"RECURRING THIRD PARTY COSTS" means Third Party Costs that are payable on a recurring basis, or are otherwise predictable.

"REDUCED RESOURCE CHARGE" or "RRC" means the incremental credit to Client that accrues when Service Provider delivers Service volumes for a particular Resource Unit Category for a particular Volume Measurement Period that are less than the lower Band limits for that Resource Unit Category during that Volume Measurement Period.

"RESOURCE UNIT CATEGORY" means each Service line item for which (i) there is a Baseline Volume and (ii) Actual Resource Units are measured, as identified in Table 4.2.1.1.

"SERVICE CREDIT" means an amount to be credited or paid to Client, at the Client's option, in the event of an unexcused failure by Service Provider to achieve a Key Performance Indicator as specified in Schedule B.

"THIRD PARTY VENDOR" is defined in Section 1.01 of the Agreement.

"THIRD PARTY VENDOR CONTRACT" is defined in Section 1.01 of the Agreement.

"THIRD PARTY COSTS" means amounts payable by Service Provider to Third Party Vendors for Services delivered pursuant to Assigned Agreements and replacements and successors thereof.

"VOLUME MEASUREMENT PERIOD" means [***]*

3. VERIFICATION During the period of [***]* following the Effective Date, the Parties shall verify Third Party Costs, Baseline Volume, Client historical achievement of service level targets, and Client Baseline Spend for each Process. This process shall involve, among other things, (i) discussions with or otherwise questioning knowledgeable members of Client's HR and IT staff concerning Client's detailed day-to-day operations and responsibilities, (ii) validation of rates and associated charges from Client, and (iii) confirmation of the numbers of Client employees or full time equivalents engaged in the performance of the Services. Upon completion of any verification and agreement by the Parties upon the results thereof, this Schedule will be amended by mutual


----------

* Confidential information has been omitted.

agreement to adjust this Schedule C for discrepancies in the Client Baseline Spend and/or Baseline Volume, as appropriate, and the Parties shall use Change Control Management to assess the impact on any other Schedule of any such adjustment. The amount of annualized adjustments resulting from such verification shall be limited to two and one half percent (2.5%) of the annual Client Baseline Spend. [***]*

4. CHARGING METHODOLOGY

4.1 [***]* RECURRING THIRD PARTY COSTS

      [***]* shall commence on the Process Take-On Date as identified in Schedule G. Service Provider invoicing for Third Party Costs shall commence upon assignment of Assigned Agreements.

[***]* Recurring Third Party Costs will be invoiced [***]* in advance as outlined in Section 6 of this Schedule [***]*:

      -     [***]*

      -     Recurring Third Party Costs [***]*

      -     [***]*

      In addition to the above, Service Provider will invoice Client for Third Party Costs other than Recurring Third Party Costs as outlined in Section 6. During the Termination Assistance Period, Service Provider will invoice for the amount of [***]* set forth in Table 4.1.1 until Client has advised Service Provider in writing that it has completed its transition or repatriation of all of the Services.

      4.1.1 Baseline Charges [***]* for each Contract Year are as follows:

      [***]*

      4.1.2 New Projects

      Fees under Change Orders will be invoiced in accordance with the Rate Chart set forth in Section 10 below, unless otherwise determined in accordance with Change Control Management.

      4.1.3 Software Maintenance

      Client is responsible for paying for support and maintenance as applicable for all third party software products under agreements designated as Managed Agreements or Retained Agreements. Client may elect not to maintain such support and maintenance, as provided under Section 14.01 of this Agreement.

      4.1.4 Changes to Service Levels

      If Client requests the support of Service Levels solely for Client's benefit that are higher than Service Levels currently agreed to in Schedule B, [***]* and Service Provider agrees to meet such higher Service Levels, then the equipment, tools and resources required to support such enhanced Service Levels, and any associated fees and costs must be approved through Change Control Management.

      4.1.5 [***]*

      4.1.6 Plan Chargeable Costs


----------

* Confidential information has been omitted.

      Service Provider will provide Client with reasonable breakdowns of Charges, including ARCs and RRCs, as requested by Client to enable Client to account for costs that are chargeable to Client's employee retirement and pension plans.

      4.1.7 Enhancements and Projects; Software Currency

      [***]* Additional resources for Minor Enhancements, as well as for Major Enhancements and projects under Section 8.01(c) of this Agreement, shall be mutually agreed pursuant to Change Control Management at the [***]* unless otherwise agreed. Without limiting the foregoing, in consideration of [***]*, Service Provider will maintain software currency with new releases of software being supported by Service Provider as part of the Services, within support time restrictions imposed by the provider of such software, in accordance with Service Provider's normal timing and schedule for installing such new releases. If Client wishes to have Service Provider install such new releases in advance of Service Provider's normal schedule, the Parties shall use Change Control Management to define and agree upon a project and Charges for such accelerated installation. Client shall be responsible for installation activities and upgrades to the Client Machines and Client Network, including to accommodate software currency and Enhancements.

4.2 ARCS/RRCS

      4.2.1 Baseline Volumes and Actual Resource Units

      Actual Resource Units for each Resource Unit Category shall be tracked by Service Provider on a [***]* basis. Provider will prepare a detailed supplementary invoice for the net amount to be paid by or credited to Client for each [***]* Volume Measurement Period, including calculations of all ARCs and RRCs, which shall be paid by Client within [***]* after receiving Service Provider's invoice, or credited to Client on Service Provider's next regular invoice. The upper and lower Band limits with respect to the Resource Unit Categories are calculated as [***]*, of the related Baseline Volumes. Baseline Volumes and Band limits (except for those measured by Active Employees) are expressed in [***]* terms, as included in Table 4.2.1.1, and will be divided by [***]* for purposes of comparing Actual Resource Units to Baseline Volumes and calculating ARCs and RRCs for any Volume Measurement Period.

                                  TABLE 4.2.1.1

[***]*


      4.2.2 Calculation of ARCs and RRCs

            [***]*


                                  TABLE 4.2.2.3

            [***]*


            4.2.2.4 Sample ARC/RRC Calculation-Payroll

                                  TABLE 4.2.2.4

            [***]*


----------

* Confidential information has been omitted.

            4.2.2.5 Additional Charges Arising from Volume Changes. If the Actual Resource Units increase or decrease outside the ranges set forth in Table 4.2.2.3, the Parties shall use Change Control Management to determine the applicable ARC and RRC rates for the applicable volumes. Pending agreement on such ARC and RRC rates, for volumes outside the ranges in Table 4.2.2.3, Service Provider shall invoice and Client shall pay ARCs or credit RRCs using the rates at the highest or lowest of the ranges in Table 4.2.2.3 as applicable subject to adjustment pursuant to the Change Order. The Parties will also use Change Control Management to determine the additional non-recurring Charges for transitions, implementations and conversions of systems, facilities and any Changes in the scope of Services related to and necessary for extra Project staff and resources to accommodate changes in Actual Resource Unit volumes.

4.3 SERVICE CREDITS

      4.3.1 Service Credits

      In the event of [***]* specified in Schedule B, Service Provider shall be liable for Service Credits as follows:

      1. Any Service Credit payment will be reported, calculated, and paid or credited [***]*.

      2.    [***]*

      3. Service Credits shall be calculated in accordance with Schedule B, and paid by Service Provider or credited as incurred against the next succeeding invoice at Client's option.

      4. During the first [***]* after moving Services to operations under the DRP, in the event Service Provider fails to provide a Service at [***]*, Client shall be entitled to receive [***]* of the applicable Service Credit. After [***]* of operating under the DRP, the regular Service Levels and full Service Credits described in Schedule C shall apply. Notwithstanding the foregoing, Service Provider shall not be excused for failure to meet any Service Levels specifically set forth in the DRP.

      The Parties understand and intend that Fees at Risk are liquidated damages as set forth in Section 6.07 of the MSA and agree that the amounts of the Fees at Risk are reasonable.

5. THIRD PARTY COSTS

      5.1 INVOICING.


      Following assignment and/or novation of Third Party Vendor Contracts, Service Provider will review and pay third party invoices under such Third Party Vendor Contracts. Recurring Third Party Costs shall be invoiced [***]* in accordance with Section 4.1 and Section 6 of this Schedule and a true-up based upon the actual invoice amount will be either billed (if actual invoice is greater) or credited (if actual invoice is less) in the subsequent [***]*. The remaining Third Party Costs shall be invoiced as received by Service Provider. All invoices are due and payable within [***]* of receipt of invoice unless otherwise agreed.

5.2 [***]*

5.3 [***]*

5.4 [***]*


----------

* Confidential information has been omitted.

5.5 INSOURCING.

      Service Provider may in its discretion from time to time provide directly, using its own resources and affiliates to provide, any Services to Client previously provided by Third Parties under Assigned Agreements or replacements and successors thereto (such provision of Services called "Insourcing" and such Services called "Insourced Services"). In such event, Service Provider will invoice to Client and Client will pay for Insourced Services, [***]*

5.6 [***]*

5.7 [***]*

5.8 ACCESS; UNAPPROVED THIRD PARTY USE

[***]*

5.9 INDEXING

In establishing [***]* for purposes of [***]*, cost of living adjustments ("COLA") shall be handled as follows. Where a Third Party Vendor Contract includes a provision for index-based increases or other COLA, such provision shall be incorporated into the [***]* calculation. By way of example, if a Third Party Vendor Contract contains a unit price of [***]* If such Third Party Vendor Contract prohibits the supplier from increasing prices over a specified term, then no COLA shall be included in the [***]*. If a Third Party Vendor Contract does not specifically provide for or prohibit COLA, then the [***]* shall establish in advance how COLA shall be handled in the applicable [***]*.

6. INVOICING Service Provider shall deliver a correct and detailed invoice on or about [***]* for the [***]*, and Recurring Third Party Costs with respect to the Services to be performed during such [***]* and each such correct and detailed invoice shall be due in immediately available funds [***]* of receipt by Client of such invoice. Any sum due Service Provider pursuant to this Agreement for any Charges other than the [***]* and Recurring Third Party Costs shall be billed [***]* after the completion of the applicable Services and payment shall be due and payable [***]* after receipt by Client of a correct and detailed invoice from Service Provider. All invoices shall be submitted to Client to the attention of [***]*. Interest for late payments will be charged [***]*. Service Provider agrees [***]*

7. RESERVED

8. TERMINATION

8.1 TERMINATION FOR CONVENIENCE

      As described in Section 21.01 of the Agreement, in the event of a termination for convenience, Client will pay Service Provider the full amount set forth in Table 8.1 for the month within which the effective date of the termination occurs. Client will pay [***]* of fee when Service Provider begins to perform Termination Assistance and [***]* on the Termination Date (the date that Client has transitioned the last Process from Service Provider). The fee set forth in Table 8.1 includes recognition for Service Provider's set up and direct installation costs in the event of a termination under Section 21.01 of the Agreement. [***]*

                                    TABLE 8.1

[***]*


----------

* Confidential information has been omitted.

8.2 [***]*

8.2.1 [***]*

8.2.2 [***]*

9. COST OF LIVING ADJUSTMENT

      9.1 Beginning [***]* and other fees and charges of Service Provider will be increased by a factor equal to [***]*. If [***]* is no longer maintained by [***]*, then a successor index maintained by [***]* that most closely approximates [***]* will be used. If a transition is made from [***]* to a successor index, then for the year in which the transition takes place, the parties will use the applicable translation or conversion methodology published by [***]*, and in the absence thereof the Parties will base adjustments for the year in which the transition takes place upon a comparison of the successor index with such index for the prior year. The Parties may change the index by mutual agreement through a Change Order. In other words, any increases in [***]* index in excess of [***]* for any adjustment period will result in a percentage increase in Service Provider's fees and charges hereunder [***]*.

      9.2 If Client notifies Service Provider that it desires to renew this Agreement then the Term shall be extended on the same terms and conditions for the next Renewal Period, except that beginning on the first day of each Renewal Period, the Charges will be subject to [***]* for the calendar year immediately preceding the calendar year during which an increase in the Charges is sought.

10. PROJECT CHARGES / RATE CHART

            [***]*


11. TRANSFER KNOW-HOW

11.1 BACKGROUND

      Client possesses various intangible: (a) methods, (b) procedures, (c) techniques and (d) know-how to perform the various activities covered by the Services (collectively, the "KNOW-HOW")


11.2 TRANSFER

      [***]*


11.3 PAYMENT

      [***]*


11.4 NO WARRANTY

      THE WARRANTY DESCRIBED IN THIS SECTION 11 IS WITHOUT ANY WARRANTY, INCLUDING THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR TITLE OR INFRINGEMENT.


----------

* Confidential information has been omitted.

11.5 EFFECT

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE D

                              THIRD PARTY CONTRACTS

                                DRAFT VERSION 2.3



--------------------------------------------------------------------------------
Sch. D -  Draft Version 2.3                                                Exult
Draft Dated - Nov. 15, 2001

                                TABLE OF CONTENTS

A.    INTRODUCTION..............................................  1

B.    THIRD PARTY CONTRACTS.....................................  1

A.    INTRODUCTION

This Schedule I sets forth the Third Party Contracts and designates whether each such agreement is intended to be a "Managed Agreement", "Assigned/Novated Agreement" or a "Conditional Assigned/Novated" Agreement.

B.    THIRD PARTY CONTRACTS

[***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE E

                                CLIENT EQUIPMENT

   THE PARTIES ACKNOWLEDGE THAT THIS SCHEDULE E IS SUBJECT TO FURTHER REVISION
                     WITHIN 30 DAYS FROM THE EFFECTIVE DATE



--------------------------------------------------------------------------------
Sch E - Draft V2.1                                                         Exult
Draft Dated - Jan. 11, 2002

                                   SCHEDULE E

                                CLIENT EQUIPMENT

This Schedule E sets forth the Client Equipment which: [***]* The lists below shall include details necessary to identify the equipment, including as appropriate, make, model, equipment description, and quantity.

1     CLIENT EQUIPMENT ASSETS TO BE PURCHASED BY SERVICE PROVIDER

[***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE F

                     IT PROPRIETARY AND THIRD PARTY SOFTWARE

                                      FINAL



--------------------------------------------------------------------------------
Sch. F - Final

                                   SCHEDULE F
                      PROPRIETARY AND THIRD PARTY SOFTWARE

This Schedule F sets forth the Customer Software and Customer Tools, which may be used by or managed, or assigned to Service Provider to provide the Services. This Schedule F shall be updated by the Parties from time to time to incorporate any Customer Software and Customer Tools not listed on this Schedule F.

Each line item of Table F-1.1 - Prudential Third Party Software includes an indicator showing its ownership status. These indicators are:

      [***]*

                         PRUDENTIAL THIRD PARTY SOFTWARE

                                   TABLE F-1.1

      [***]*

                          CUSTOMER PROPRIETARY SOFTWARE

                                  PRUDENTIAL HR

                                   TABLE F-2.1

[***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE G

                               TRANSITION PLANNING

                                      FINAL



--------------------------------------------------------------------------------
Schedule G - Final                      1-                                 Exult

                                TABLE OF CONTENTS

1    INTRODUCTION................................................ 1

2    TRANSITION PLANNING PRINCIPLES.............................. 1

3    CONTRACTING/HIGH LEVEL DUE DILIGENCE........................ 1

4    TRANSITION APPROACH......................................... 1

5    OVERALL TRANSITION ACTIVITIES............................... 1

6    ADDITIONAL TRANSITION COMMITMENTS........................... 2

7    SAMPLE HIGH-LEVEL TRANSITION PLAN........................... 2

8    STANDARD PROCESS TRANSITION STEPS........................... 2

9    READINESS ASSESSMENT PLAN................................... 2

                                   SCHEDULE G

                               TRANSITION PLANNING

1     INTRODUCTION

      This Schedule sets forth the Transition approach and initial Transition Plan for conducting the transfer of services, people and facilities from Client to Service Provider and the transition approach that shall be followed. The specific deliverables and milestones for the transition approach shall be as identified in the attached exhibits to this schedule with minor adjustments to be mutually agreed during the [***]* period following the Effective Date.

2     TRANSITION PLANNING PRINCIPLES

      2.1 Transition is a joint responsibility. Service Provider is responsible for management of the overall transition program and Client has responsibility for providing the appropriate level of participation and involvement of their team in data gathering and requirements definition, gap analysis, knowledge sharing and readiness assessment. In addition, the Client has a responsibility to lead change management within Client organization, stakeholder communication (internal and external) and to provide the appropriate level of involvement from senior management to address transition issues that arise. The Service Provider will provide resources and methodology to assess the Client's operations, define the gap and develop an appropriate migration strategy and plan.

      2.2 The Transition Plan shall be primarily determined based on the in-scope Processes and people, and certain dependencies for transferring Client systems.

      2.3 The Service Provider and Client will staff their transition teams with the appropriate level and quantity of dedicated project resources to support the delivery of the agreed to transition plan.

3     CONTRACTING/HIGH LEVEL DUE DILIGENCE

      A contracting/high level due diligence phase has been completed prior to the Effective Date, pertaining to the in-scope Processes, people, and facilities. This included:

      [***]*

4     TRANSITION APPROACH

      [***]*

5     OVERALL TRANSITION ACTIVITIES

      [***]*


----------

* Confidential information has been omitted.

6     ADDITIONAL TRANSITION COMMITMENTS

      [***]*

7     SAMPLE HIGH-LEVEL TRANSITION PLAN

      See attached Sample Transition Plan

8     STANDARD PROCESS TRANSITION STEPS

      See attached document for the standard steps to be executed for each Process transition.

9     READINESS ASSESSMENT PLAN

      See attached Readiness Plan for standard items that must be in-place before a Process may migrate from the Client to Service Provider.

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE H

                                     REPORTS

                                      FINAL



--------------------------------------------------------------------------------
Schedule H - Final                                                         Exult

                                   SCHEDULE H

                                     REPORTS

1.    INTRODUCTION

   This Schedule identifies Service Provider's and Client's responsibilities in connection with providing reports ("REPORTS").

2     GENERAL

      [***]*


3     DESCRIPTION OF THE MONTHLY REPORT

   The monthly Reports required from Service Provider shall be provided to the Client on a monthly basis, and shall contain the following:

      [***]*


----------

* Confidential information has been omitted.

                             EXHIBIT A TO SCHEDULE H

                                  SAMPLE REPORT

[***]*

[***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE I

                        ASSIGNED AND DESIGNATED EMPLOYEES

                                      FINAL



--------------------------------------------------------------------------------
Sch. I - Final                                                             Exult

                                   SCHEDULE I

                        Assigned and Designated Employees

[***]*


----------

* Confidential information has been omitted.

Proprietary and Confidential                                  Exult / Prudential



                               SERVICES AGREEMENT

                                   SCHEDULE J

                              EMPLOYEE ARRANGEMENTS

                                      FINAL



--------------------------------------------------------------------------------
Schedule J - Final                      1

1.0 DEFINITIONS

For the purposes of this Schedule J:

"DESIGNATED EMPLOYEE" means any employee of Client or Client Affiliates (collectively, "CLIENT") listed on Schedule I.

"TRANSITIONED EMPLOYEE" means a Designated Employee who accepts Service Provider's offer of employment and becomes an employee of Service Provider

"EXCLUDED EMPLOYEE" means any employee of Client who is not a Designated
Employee.

"EMPLOYMENT DATE" means the date a Transitioned Employee commences employment with Service Provider.

"SEPARATION DATE" of a Designated Employee means the date such Designated Employee's employment with Client terminates.

2.0 EMPLOYMENT TERMS

2.1 Background; Offer of Employment. With respect to the Processes to be assumed by Service Provider, as of the Effective Date of this Agreement, Client is performing such Processes using the Designated Employees and certain Excluded Employees. [***]*

2.2 General Terms of Employment. [***]*

2.3 Salaries. [***]*

2.4 Titles and Responsibilities. [***]*

2.5 Designated Employee Application Procedures. [***]*

2.6 Client Re-Hires. [***]*


----------

* Confidential information has been omitted.

3.0 BENEFIT PROGRAMS

3.1 Service Credits. [***]*

3.2 [***]*

3.3 Deductibles. [***]*

3.4 Vacation. [***]*

4.0 CERTAIN OBLIGATIONS

4.1 Accrued Obligations. [***]*

4.2 Severance. [***]*

4.3 Client Obligations. [***]*

4.4 No Implied Beneficiaries: This Agreement should inure to the sole benefit of the parties and their respective successors and permitted assignees. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties to this Agreement and their respective successors and permitted assignees, any rights remedies, obligations or liabilities under this Agreement.


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE K

                            CHANGE CONTROL MANAGEMENT

                                      FINAL



--------------------------------------------------------------------------------
Schedule K - Final                                                         Exult

                                TABLE OF CONTENTS

1.    INTRODUCTION...................................................... 1


2.0   CHANGE CONTROL MANAGEMENT......................................... 1


3.0   EFFECTIVENESS OF A CHANGE......................................... 4


4.0   CHANGE MANAGEMENT REPORTING REQUIREMENTS.......................... 4


5.0   FAILURE TO AGREE.................................................. 5


6.0   EMERGENCY CHANGE PROCESS; COMPULSORY CHANGES...................... 5


7.0   CHANGE REQUEST LOG................................................ 5

                                   SCHEDULE K

                            CHANGE CONTROL MANAGEMENT

1.    INTRODUCTION

      This Change Control Schedule describes the process (the "Change Control Management ") to be followed by Client and Service Provider when either Party wishes to make a change to the Services, software, hardware, systems, activities, processes, provisions, operations or any other terms and conditions under the Agreement (each a "Change"). The Parties may by joint written agreement amend or waive any part of the Change Control Management process including, but not limited to, where the relevant Parties agree that shorter or longer timeframes are more appropriate, provided that any Changes made to the Agreement are recorded in a Change Proposal (as such term is defined in Section 2.3(b)) and such Change Proposal is allocated a unique number by Service Provider and is signed by duly authorized representatives of Client and Service Provider.

1.1   The purposes and objectives of Change Control Management are as follows:

                  (a) to review each request for a Change (a "Change Request") to determine whether such Change is appropriate;

                  (b) to determine whether a Change is within the scope of the Services or constitutes a New Service

                  (c) to prepare a more detailed proposal to implement a Change Request (such proposal, a "Change Proposal")

                  (d)   to prioritize all Change Requests and Change Proposals;

                  (e) to minimize the risk of exceeding both time and cost estimates associated with the requested Change by identifying, documenting, quantifying, controlling, managing and communicating: (i) Change Requests, (ii) the preparation of Change Proposals), and (iii) their disposition; and

                  (f) to identify the different roles, responsibilities and actions that shall be assumed and taken by the Parties to define and implement the Changes to the Services and to the Agreement.

1.2 Each Party shall be responsible for all costs and expenses incurred by its employees, agents and subcontractors with respect to its participation in, and responsibilities and obligations under, Change Control Management, unless expressly agreed otherwise in writing by both Parties.

2.0   CHANGE CONTROL MANAGEMENT

2.1 Either Service Provider or Client may initiate a Change Request by delivering to the other's Designated Executive or his/her nominated representative a writing that describes the Change and sets forth the reasons for it. Service Provider shall assign a unique number to any such request and shall register the Change Request in the Change Request Log as described in Section 7.1. Each Change Proposal that may be prepared for a Change Request shall be tracked by reference to the Change Request to which it relates.

2.2 Each Party's respective Designated Executive or his/her nominated representatives shall be responsible for reviewing and considering any Change Request, and shall approve it for further investigation, if deemed necessary. If the Parties agree that the Change Request requires further investigation, the Designated Executives shall authorize such investigation, which shall be performed as required by Service Provider and/or Client. In accordance with Section 7.2, the Designated Executives shall be responsible for keeping up to date the status of each Change Request in the Change Request Log as the status of the Change Request changes through Change Control Management.

2.3 For each Change Request that the Parties have approved for further investigation, regardless of which Party has proposed or investigated the Change, Service Provider shall prepare and submit to Client within [***]* (or as otherwise agreed), with Client's reasonable cooperation and provision of any information reasonably requested by Service Provider, a preliminary written report containing the following information and analysis:

            (a)   Such preliminary report shall contain:

                  (i)   the estimated costs associated with the Change;

                  (ii) the timeframe for implementing the Change (including any timing constraints);

                  (iii) the preliminary technical or business case for making the Change, as well as any changes or additions to policies, standards and procedures in accordance with which the Change is to be implemented;

                  (iv) an initial analysis of the potential risks (if any) to Client or Service Provider if the Change is not implemented;

                  (v) an estimate of the costs and expenses associated with preparing a comprehensive Change Proposal containing the information and analysis set forth in Section 2.3(b) below (the "Estimate").

          Service Provider shall bear the costs of preparing the preliminary report and Estimate as set forth in this Section 2.3(a), and shall provide such report as part of the Services.


----------

* Confidential information has been omitted.

            b Client and Service Provider shall review the preliminary report and Client shall, within [***]* after delivery of such preliminary report, the Client Executive shall, in writing, either (1) instruct Service Provider to prepare a comprehensive Change Proposal as set forth in this Section 2.3(b), or (2) notify the Service Provider that it does not wish to proceed with the Change. Where Client has instructed Service Provider to prepare a comprehensive Change Proposal, [***]* (or as otherwise agreed) after receiving such instruction, Service Provider shall prepare a Change Proposal including the following elements of the Agreement, to the extent relevant:

            [***]*

2.4 Once submitted by Service Provider, Client shall review the Change Proposal and as soon as reasonably practicable, and in any event not more than [***]* (or as otherwise agreed) after receipt of the Change Proposal, either:

            (a) the Parties may approve the Change Proposal in which case the Change Proposal shall be signed by the Designated Executives and the Change incorporated in accordance with Section 3.0 below;

            (b) Client may notify Service Provider that it does not wish to proceed with the Change, in which case no further action shall be taken in respect of the Change Proposal; provided, however, that Service Provider shall be entitled to charge Client for its reasonable costs associated with preparing the Change Proposal provided that there would not be a charge if the Change Proposal had been completed by Service Provider's then-current normal Project Staff. In any case, the charges shall not exceed the Estimate (and shall not include any costs incurred in preparing the preliminary report or Estimate described in Section 2.3(a) above); or

            (c) either Party may request that it and the other Party meet to discuss the Change Proposal (such meeting to be referred to as the "Change Proposal Meeting").

            (d) The Time and Materials Rates shall apply to Changes unless otherwise agreed.

          In the event that a Change Proposal covers multiple clients of Service Provider and Service Provider is able to recoup portions of the costs for the associated Change from one or more of its other clients, then Service Provider shall offer to perform the Change Proposal for Client [***]*

2.5 At the Change Proposal Meeting, the Parties shall use reasonable endeavors to agree to either:

            (a) take no further action in respect of the proposed Change, in which case no further action shall be taken in respect of the Change Proposal;

            (b) acquire further information before deciding whether to proceed with the Change;

            (c) amend some or all of the contents of the Change Proposal, which Service Provider will incorporate into a revised version of the Change Proposal; or

            (d) proceed with the Change as detailed in the Change Proposal in which case the Change Proposal shall be signed and the Change incorporated in accordance with Section 3.0.


----------

* Confidential information has been omitted.

2.6 In the event that the Parties agree to proceed in accordance with one of the options detailed in Section 2.5(b) or 2.5(c) above, then the Parties shall gather any necessary information and/or Service Provider shall prepare a revised version of the relevant Change Proposal, upon which the Parties shall decide whether to proceed in accordance with
          Section 2.5(a)-(d) above. The Parties shall continue to go through the process detailed above until such time as a final resolution is made by the Parties. The Parties shall act in good faith at all times during such process.

2.7 If the Parties' Designated Executives agree to a Change prior to any investigation conducted by either Party, Service Provider shall in any event prepare a Change Proposal in accordance with Section 2.3 and submit such Change Proposal for review and approval in accordance with
          Section 2.4.

3.0       EFFECTIVENESS OF A CHANGE

3.1 Upon the signature of a Change Proposal by both Designated Executives in respect of a Change, the contents of such Change Proposal shall be deemed to be agreed and incorporated into the Agreement on the date of signature or as the Parties may otherwise agree. No part of the discussions or interchanges between the Parties shall obligate the Parties to approve any Change or shall constitute an amendment or waiver of the Agreement unless and until reflected in a Change Proposal and adopted in accordance with this Change Control Schedule.

3.2 Neither Party shall have any obligation to commence or comply with any Change, perform Services that would be covered by any Change, or pay any Charges that would be covered by any Change, until such time as the Parties' Designated Executives have signed the appropriate Change Order. Disputes regarding a Change shall be subject to the Dispute Resolution process set forth in Article 20 of this Agreement, provided that Disputes relating to a Change Proposal (but not Disputes regarding Service Provider's claim for extra Charges) may not be escalated to litigation under Section 20.01.

3.3 Client's acceptance of, and payment for, work under a Change Order will be subject to Client's approval that such work materially complies with the mutually agreed objective acceptance criteria during an acceptance period designated in the Change Order (or if no such acceptance period is specified in the Change Order, [***]*). If Service Provider's work under a Change Order does not comply with the applicable acceptance criteria for such Change Order, Service Provider will correct such work and resubmit the Change for Client's acceptance. If, following one or more resubmissions, Service Provider fails to fulfill its obligations to meet the Change Order acceptance criteria within a time period specified in the Change Order (or if no such period is specified in the Change Order, [***]*), Client may terminate such Change Order in accordance with the payment and termination provisions of such Change Order (or if not otherwise provided in the Change Order, Client shall be entitled to relief from further payments under such Change Order and a credit or refund ( at client's option) for any advance payments previously made under the Change Order).

4.0       CHANGE MANAGEMENT REPORTING REQUIREMENTS

4.1 Service Provider shall provide Client as part of the monthly Report, a summary specifying the status of all pending Change Requests and Change Proposals.


----------

* Confidential information has been omitted.

5.0       FAILURE TO AGREE

5.1 In the event that the Party requesting a Change believes that the requested Change is required or necessary, the requesting Party shall inform the other Party in writing of the reasons why the Change is required and the impact if it is not implemented. In the event that the other Party does not agree to implement the Change, the requesting Party shall be entitled to consider the other Party's failure to agree to implement the Change as a dispute, and the requesting Party may escalate such dispute for resolution in accordance with Section 3.2 of this Schedule K.

6.0       EMERGENCY CHANGE PROCESS

In the event that either Party requires a Change in order to respond to an emergency and such Change would, in the reasonable opinion of the requesting Party, if it was not implemented until Change Control Management had been followed, have a detrimental effect on the requesting Party's ability to meet its obligations pursuant to this Agreement, the requesting Party shall make all reasonable efforts to contact the other Party's Designated Executive, and if the requesting Party is unable to contact the other Party's Designated Executive after reasonable efforts, the requesting Party shall, where appropriate and practical, make all reasonable efforts to contact the other Party's designated member of the Executive Steering Committee. If the requesting Party is unable to contact either the other Party's Designated Executive or the other Party's designated Executive Steering Committee member, the requesting Party may make temporary Changes to the Services without the prior consent of the other Party. The requesting Party shall notify the other Party as soon as practicable but no later than [***]* after the event of such Change and shall, as soon as reasonably practicable (but no later than [***]* thereafter) document and report in writing on such Changes to the other Party. Any agreed Change as a result shall be agreed in accordance with Change Control Management. Disputes regarding any extra Charges for Changes under this Section 6 are subject to Section 20.01 of the Agreement.

7.0       CHANGE REQUEST LOG

7.1 Each entry made in the Change Request Log shall consist of the following fields:

          (a)   serial number of the Change Request;

          (b)   name of the originating party;

          (c)   a brief description of the Change;

          (d)   the current status of the Change; and

          (e) the date of registration of the Change Request in the Change Request Log.

7.2 The status of the Change Request at any stage in Change Control Management shall be one of the following:

          (a) raised (i.e., that the Change Request has been entered in the Change Request Log, but no Change Proposal has been issued);

          (b) pending (i.e., that the Change Request has been raised and the Change Proposal has been issued);

          (c)   approved (i.e., awaiting implementation);

          (d)   closed (i.e., all implementation tasks have been completed); or


----------

* Confidential information has been omitted.

          (e)   rejected (i.e., closed and not implemented).

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE L

                                  KEY PERSONNEL

                                      FINAL



--------------------------------------------------------------------------------
Sch. L - Final

                                   SCHEDULE L

                                  KEY PERSONNEL

1     INTRODUCTION

      This schedule sets forth the Key Personnel of Service Provider and Client for the purposes of Section 13.02 of the Agreement and as otherwise provided.

2     KEY PERSONNEL

      Key Personnel for Service Provider

      -     Service Provider Designated Executive

      -     Service Provider Transition Lead

      -     Service Provider Delivery Lead

      -     Service Provider IT Delivery Lead

      -     Service Provider Commercial/Financial Lead

      Key Personnel for the Client:

      -     Prudential Designated Executive

      For each of the Client and Service Provider, the responsibilities for the Key Personnel shall include the following:

      [***]*

      Each Key Personnel will serve in their positions (unless otherwise agreed by the parties) for a minimum of [***]*. At anytime after [***]* from the Effective Date one of the parties may request to reassign a Key Personnel. Reassignment may take place with a minimum of [***]* notice and agreement between the parties. The parties will make a reasonable effort to accommodate and achieve the reassignment and the timing of the reassignment as requested.

      At anytime after [***]* from the Effective Date either of the parties may reassign a Key Personnel with [***]* notice without any additional agreement requirements.

3     KEY PERSONNEL FULFILLING ROLES IDENTIFIED ABOVE

      SERVICE PROVIDER:

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE O

                             SYSTEM ACCESS PROTOCOLS

                                      FINAL

                                   SCHEDULE O

                             SYSTEM ACCESS PROTOCOLS

1     PRINCIPLES

      a. Overview. During the Term Client will make available to Service Provider access to the Client Networks and Client's information technology systems as necessary for Service Provider to perform the Services, and Service Provider will make available to Client access to Service Provider's information technology systems as necessary for Client's performance and receipt of Services under the Agreement (the systems of each Party, for the purposes of this Schedule O shall be called the "Systems"). The Parties desire to take reasonable mutual precautions to safeguard the security of their respective Systems.

      b. Compliance with Policies. Each Party agrees to comply with the reasonable System access and security policies of the other. Client's Information Security Requirements as of the Effective Date are attached as Attachment A to this Schedule O. Client agrees it will follow the same procedures for its permitted access to Service Provider's Systems, unless Service Provider submits an alternative set of procedures prior to the Effective Date or in accordance with
            Section 1.c below. With respect to Service Provider's access to Client Networks and Systems, Section 3.04(d) of the Agreement shall also be applicable.

      c. Changes to Policies. Each Party reserves the right to make reasonable changes and amendments to its System access policies from time to time and shall provide the other Party with reasonable advance written notice of any changes or amendments. If any such changes or amendments materially change the Services, the Parties shall address the impact of such Changes through Change Control Management.

2     PROTECTION OF CONFIDENTIAL INFORMATION

      a. Service Provider Employees and Contractors. Service Provider agrees that its employees and subcontractors having access to Client Networks and Systems will be subject to written non-disclosure agreements consistent with Service Provider's confidentiality obligations under Section 18 of the Agreement.

      b. Client Employees and Contractors. Client agrees that its employees are subject to Client policies including confidentiality and non-disclosure obligations with respect to third party confidential material. Any contractors of Client with whom Service Provider is obligated to provide access to certain Service Provider Systems shall have signed with Client or Service Provider a confidentiality agreement in which they agree to maintain third party



--------------------------------------------------------------------------------
Schedule O - Final                                                         EXULT
            material confidential.

3     CLIENT SYSTEM SECURITY POLICIES

      Table O-1 below sets forth the Client System Security Policies that shall be followed by the Client and the Service Provider when accessing the Client Network and which are hereby incorporated by reference into this Agreement and which may be modified from time to time by Client. Client will provide Service Provider with written notice of Client's modifications of such Policies prior to the effectiveness of such policies to Service. [***]*

                        CLIENT SYSTEM SECURITY POLICIES

                                   TABLE O-1

[***]*


4.    RECORDS.

      Service Provider and Client shall follow Client's record management guidelines as described in Schedule AG.


----------

* Confidential information has been omitted.

                                  ATTACHMENT A

                        INFORMATION SECURITY REQUIREMENTS

This Attachment A outlines the Information Security Requirements in effect for all personnel being provided access to Client or Service Provider Systems.

1. SYSTEM ACCESS. System access may be dependent upon the dial-up services or dedicated telephone lines that connect the site with the applicable data processing centers. Regulations regarding System access are as follow:

[***]*

2. USER ACCESS. The protection of the System is dependent upon the ability to control access to the System. It is the User's responsibility to be certain that computer accessibility is properly secured.

[***]*

3. PASSWORDS. Passwords are critical to the security of the System as they verify that anyone signing on has the authority to do so.

[***]*

4. VIRUS PROTECTION. Anti-virus measures are essential to assure protection against outside infection. All personnel must familiarize themselves with anti-virus protection requirements (stated below) and take, at a minimum, the following steps to assure compliance.

[***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE Q

                       GENERAL ASSIGNMENT AND BILL OF SALE

                                      FINAL



--------------------------------------------------------------------------------
Schedule Q - Final                                                         EXULT

                       GENERAL ASSIGNMENT AND BILL OF SALE

THIS GENERAL ASSIGNMENT AND BILL OF SALE is entered into this ___day of ______, 2002, by and between Exult, Inc., a Delaware corporation with offices at 4 Park Plaza, Suite 1000, Irvine California 92614 ("SERVICE PROVIDER") and The Prudential Insurance Company of America, a New Jersey corporation with offices at 751 Broad Street, Newark, New Jersey 07102 ("CLIENT").

                              W I T N E S S E T H:

WHEREAS, Service Provider and Client are entering into a Master Services Agreement dated January 11, 2002 ("AGREEMENT");

WHEREAS, pursuant to the Agreement and this Schedule Q, Client has agreed to transfer and assign, and Service Provider has acquire to purchase the assets identified in this Schedule Q including as listed in Exhibit A attached hereto (the "PURCHASED ASSETS") on such date for closing (the "CLOSING") as the Parties may agree ("CLOSING DATE"); and

WHEREAS, subject to the Agreement and this Schedule Q, Client desires to transfer and assign the Purchased Assets and Service Provider desires to accept the transfer and assignment thereof.

NOW THEREFORE, in consideration of the mutual covenants, contained herein, a payment of [***]* and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and Service Provider agree to the transfer and assignment of the Purchased Assets pursuant to the terms and conditions of the Agreement and the terms and conditions set forth below:

Section 1. Purchased Assets.

      (a) The Purchased Assets shall include the items listed on Exhibit A hereto.

Section 2. General Provisions

      (a) Unless otherwise specified, any capitalized terms that are not defined in this Schedule shall have the meanings assigned to them in the Agreement.

      (b) Client hereby sells, transfers, conveys, and assigns to Service Provider all of Client's right, title and interest in the Purchased Assets.

      (c) Service Provider hereby accepts the sale, transfer, conveyance, and assignment of the Purchased Assets as granted herein.

      (d) At any time or from time to time after the date hereof, at Service Provider's request and cost, Client shall execute such other instruments of transfer, conveyance, assignment, and confirmation, provide such materials and information and take such other actions as Service Provider may reasonably deem necessary or desirable in order to more effectively transfer, convey, and assign to Service Provider, and confirm Service Provider's title to, all of the Purchased Assets, except in the case of software included in the Assets, a right to use, and, to the full extent permitted by law and subject to any required Consents, to put Service Provider in actual possession and operating control of the Assets and to assist Service Provider in exercising all rights with respect thereto.


----------

* Confidential information has been omitted.

      (e) This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      (f) Client represents and warrants to the best of its knowledge and belief that: (i) Client owns or has a license to, and will convey to Service Provider at the Closing, all of Client's right, title and interest to all of the Purchased Assets free and clear of any security interests, pledges, liens, charges, encumbrances, equities, claims and options of whatever nature; and (ii) Client has not transferred or purported to transfer any interest in any of the Purchased Assets to any third party, and to the best of Client's knowledge, no party other than Client has any right, title or interest in or to any of the Purchased Assets; and (iii) the Purchased Assets constitute all of the assets used by Client in its performance of the imaging functions included within Schedule A of the Agreement. [***]*

      (g) If any third party asserts a claim of security interests, pledges, liens, charges, encumbrances, equities, claims and options of whatever nature, or that any third party has any right, title or interest in or to any of the Purchased Assets, Client will indemnify Service Provider against such claim pursuant to the terms of Section 22.03 of the Agreement.

      (h) Nothing in this General Assignment or Bill of Sale shall negate or alter Service Provider's obligation to pay for Consents (pursuant to Article 12 of the Agreement)

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this General Assignment and Bill of Sale on the date first written above.

EXULT, INC.                                       THE PRUDENTIAL
                                                  INSURANCE COMPANY OF
                                                  AMERICA

By:                                               By:
   ---------------------------                       ---------------------------

Title:                                            Title:
      ------------------------                          ------------------------

Date:                                             Date:
     -------------------------                         -------------------------


----------

* Confidential information has been omitted.

                                    EXHIBIT A
                       GENERAL ASSIGNMENT AND BILL OF SALE

                                Purchased Assets

      (i)   The Client Equipment that is listed in Schedule E of the Agreement.

      (ii)  [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE R

                           DISASTER RECOVERY SERVICES

                                      FINAL



--------------------------------------------------------------------------------
Sch. R - Final                                                             EXULT

                                   SCHEDULE R

                           DISASTER RECOVERY SERVICES

      1. GENERAL PROVISIONS

      Client shall be responsible for its allocated tasks under the DRP. As required under the DRP, Service Provider shall [***]*, (i) periodically update and test and certify to Client the operability of the DRP in conformance with the standards set forth in the DRP, but in no event less than [***]* period of the Term, and (ii) implement the DRP upon the occurrence of a disaster (as such term is defined in the DRP). Notwithstanding any cure period set forth in Section 21.02 of the Agreement, Service Provider shall reinstate the Payroll Process and call center functions within [***]* of the occurrence of a disaster, and shall restore all other business functions that are part of the Services within [***]* of the occurrence of a disaster, unless a different recovery schedule is set forth in this Agreement. If Service Provider fails to reinstate all or a material portion of the Services in accordance with the foregoing sentence then Client shall have the right to: (i) notwithstanding Section 3.01 of the Agreement, perform for itself or secure from a Third Party any portion of the Services not reinstated; and
      (ii) recover from Service Provider the costs of cover in providing or securing from a Third Party any portion of the Services not reinstated, for up to [***]* after such disaster. [***]* Any additional disaster recovery services requested by Client and the fees payable therefore will be determined in accordance with Change Control Management. Service Provider will provide a data backup plan including procedures and implementation to provide Client periodic backups and to maintain recovery procedures for all data and network information pertaining to configuration in the event of server crashes or data corruption.

      2. DISASTER RECOVERY PLAN REQUIREMENTS

      As a part of the Agreement, within [***]* after the Effective Date, Service Provider and Client shall prepare a mutually acceptable Disaster Recovery Plan ("DRP Plan") for the recovery of the Service Provider ESC operation, the Services provided to the Client from the ESC, and the IT services provided by the Client in support of the Services. The DRP Plan, must, at a minimum, contain all of the following elements. [***]* Until such time as the DRP Plan is developed and agreed to, the Parties agree to operate their respective disaster recovery plans, as they exist on the Effective Date. The DRP Plan must include the development, documentation, and implementation of a plan of action that will guide the Parties in the return of essential business operations, and eventually to a full business recovery, following an emergency or disaster occurrence affecting the Service Provider or Client, or the ability of each of the Parties to fulfill their obligations under this Agreement. Toward that end, the requirements to be included in each Party's section of the DRP Plan are as follows:

            - Identify the management and membership of the disaster response teams;

            - Identify the executive and emergency response agenda elements which must be addressed during an emergency

            - Identify and document the required recovery actions, identify and ensure the availability of required resources, and compile this information as the DRP Plan;


----------

* Confidential information has been omitted.

            - Develop and implement processes for communicating, both internally and externally, following the loss of existing telecommunications and/or facility access, such as in a regional disaster

            - Train the recovery teams in the performance of their specific tasks;

            -     Identify and verify vendor recovery support capability;

            - Identify and ensure that all third party support arrangements involving Client have adequate disaster back-up and recovery plans.

            - Identify information and record requirements, protection, and recoverability status;

            - Identify Staff Departments recovery support and response capabilities;

            -     Develop a DRP Plan testing and maintenance program.

      The recovery locations shall be at least fifty (50) miles from the primary site.

      Each Party shall have the opportunity to be present during tests of the DRP Plan and shall upon completion of all tests of the DRP Plan provide a written report to the other detailing the result of the tests. In the event the results reveal unreasonable risks as to the ability of the Parties to transition to performance under the DRP Plan, both Parties shall meet to discuss and agree upon a solution for correcting any defects in the DRP Plan and shall agree to revise the DRP Plan in a manner acceptable to Client.

      The DRP Plan must be made up of a series of individual functional Action Plans. The Action Plans must contain the following elements for each of Service Provider, Client, and interconnections between the Parties and their operations:

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE T

                         TERMINATION ASSISTANCE SERVICES

                                      FINAL



--------------------------------------------------------------------------------
Sch. T - Final

                                TABLE OF CONTENTS

1    INTRODUCTION............................................... 1


2    SERVICE PROVIDER TERMINATION ASSISTANCE PLAN SERVICES...... 1

                                   SCHEDULE T

                         TERMINATION ASSISTANCE SERVICES

1     INTRODUCTION

      Subject to and in accordance with Section 21.08 of this Agreement, upon expiration or any termination of this Agreement for any reason, Service Provider will provide the Termination Assistance Services and assist the Client's undertaking to transition the functions and processes of the Services to Client or another provider.

2     SERVICE PROVIDER TERMINATION ASSISTANCE PLAN SERVICES

      Subject to and in accordance with Section 21.08 of this Agreement, Service Provider shall provide the following Termination Assistance Services, and in accordance with the Termination Assistance Plan:

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE U

                                    LOCATIONS

                                      FINAL



--------------------------------------------------------------------------------
Sch. U - Final                                                             Exult

                                   SCHEDULE U

                                    LOCATIONS

1     INTRODUCTION

      This schedule identifies the initial Client and Service Provider locations that Service Provider shall use to perform the services, which may be supplemented or revised from time to time in accordance with Section 3.04 of the Agreement. Included in this list may be both Client and Service Provider sites as agreed.

2     LOCATIONS

      [***]*

----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE W

                              REPATRIATION PLANNING

                                      FINAL



--------------------------------------------------------------------------------
Schedule  W - Final                                                        Exult

                                TABLE OF CONTENTS

1    INTRODUCTION..................................................... 1

2    REPATRIATION PLANNING PRINCIPLES................................. 1

3    ON GOING ACTIVITIES:............................................. 1

4    END OF CONTRACT ACTIVITIES:...................................... 1

                                   SCHEDULE W

                              REPATRIATION PLANNING

1     INTRODUCTION

      In anticipation of the requirements necessary to repatriate the Services either in house or to an alternative third party supplier, a general Repatriation Plan (the "Plan") will be developed jointly by Service Provider and Client. Upon the expiration or any termination of this Agreement, Service Provider will assist the Client, using commercially reasonable efforts, in the development of a specific Plan, based on the actual circumstances at that time, and according to Exhibit 1, as reasonably necessary to assist Client's migration from the Services performed by Service Provider to the assumption of processes and tasks by Client or a third party provider of services.

2     REPATRIATION PLANNING PRINCIPLES

      2.1   [***]*

      2.2 The Repatriation approach is based on the Service Provider providing on-going knowledge sharing opportunities to the Client as defined in
            Section 3.08 of the Agreement, end of term planning and assistance activities defined in Schedule T (Termination Assistance), and a DRP Plan as outlined in Schedule R.

      2.3 During the first [***]* following the Effective Date, the Parties will establish and document through Change Control Management, a generic Plan consisting of the detailed activities, procedures, documentation, training, and location of Client Data and licensed software available to the Client at end of term as provided for in the Agreement. A high-level repatriation plan is attached for reference. [***]*

3     ON GOING ACTIVITIES:

      On an ongoing basis, Service Provider shall update the plan based on then current conditions. In the event that Client requests major changes to the plan, such change shall be handled through the Change Control Management Process [***]*

      [***]*


4     END OF CONTRACT ACTIVITIES:

      During the Termination Assistance Period, Service Provider will assist Client as part of Termination Assistance, to develop a specific Plan based on the circumstances that then exist. The Service Provider will make appropriate resources available as reasonably requested by Client to assist the Client in developing the specific Plan following the process steps as outlined in the attached Exhibit 1.

5     REPATRIATION PLAN

      See the attached Repatriation Plan as Exhibit 1 below.

----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE Y

                          IN-FLIGHT AND OTHER PROJECTS

                                      FINAL



--------------------------------------------------------------------------------
Sch. Y - Final

                                TABLE OF CONTENTS

1    IN-FLIGHT PROJECTS IDENTIFIED AS IN-SCOPE......................... 1

2    OTHER PROPOSED PROJECTS........................................... 1

                                   SCHEDULE Y

                          IN-FLIGHT AND OTHER PROJECTS

1     IN-FLIGHT PROJECTS IDENTIFIED AS IN-SCOPE

      As of the Effective Date, Exult and Prudential have identified the following 2001 In-Flight Projects.

      [***]*

      1.1   In-Flight Projects Table Assumptions

            [***]*


      1.2 For any In-Flight Projects identified in the table above that do not have a complete and agreed project statement, including the information identified in Section 2.2 of this Schedule, Customer and Service Provider shall complete and agree to a project statement within [***]* after the Effective Date.

2     OTHER PROPOSED PROJECTS

      2.1 The terms applicable to a project shall be established through the Change Control Process and shall be included in a mutually agreed project statement.

      2.2   Content of Project statement

            -     Scope of work

            -     Service Level Impact

            -     Impact analysis including priority

            -     Deliverables (as applicable)

            -     Intellectual Property ownership and licenses

            -     Acceptance criteria, timeframe & process [as applicable]

            - Project timetable (including start and end dates, activity duration and critical dependencies

            -     Responsibilities

            -     Staffing (implementation and ongoing)


----------

* Confidential information has been omitted.

            -     Assumptions

            -     Charges and payment terms

            -     Project manager contacts

            - Other terms and conditions, to detail variations and/or additions to this Agreement, and/or Schedules applicable in relation to the Project.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE Z

                                ESCROW AGREEMENT

                                      FINAL

The Parties agree to execute with [***]* an escrow agreement in the form included in this Schedule Z, including Exhibit C attached, within [***]* after the Effective Date of this Master Services Agreement. If [***]* objects to any of the terms in Exhibit C, the Parties will cooperate in good faith to negotiate reasonable terms with [***]*, and if necessary, will execute a replacement escrow agreement with another provider of escrow services within [***]* of the Effective Date of this Master Services Agreement.


----------

* Confidential information has been omitted.



--------------------------------------------------------------------------------
Schedule Z - Final

                                   SCHEDULE Z

                                ESCROW AGREEMENT

                                    EXHIBIT C

                                    PRODUCER

The undersigned, Exult, Inc. ("Producer"), hereby acknowledges and agrees to be bound by the terms of this Two-Party Licensee Escrow Agreement ("Agreement") by and between The Prudential Insurance Company of America, (referred to under this Agreement as "Licensee") and [***]*being dated October 10, 1998, as amended by the terms of this Exhibit C.

This Exhibit C is effective when signed by each of Producer, Licensee and [***]*

Please list a primary contact person, company name, and address, as well as telephone and facsimile numbers. Notices to Producer required under this Agreement shall be given in the form and manner set forth in Section 12(i) of this Agreement delivered to:

         Exult, Inc.
         [***]*

  With a copy to:

         Exult, Inc.
         [***]*

The following terms and conditions, and modifications to this Agreement shall apply with respect to Producer:
[***]*

      IN WITNESS WHEREOF, Producer has caused its duly authorized officer to execute this Agreement as of the latest of the execution dates indicated below.

[***]*                            THE PRUDENTIAL INSURANCE          EXULT, INC.
                                  COMPANY OF AMERICA


By:                               By:                               By:
   --------------------------        --------------------------        --------------------------

    [Printed name and title]          [Printed name and title]        [Printed name and title]


Dated: __________________, 2002   Dated: __________________, 2002   Dated: __________________, 2002


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE AA

                     SERVICE PROVIDER SYSTEM SECURITY POLICY

                                      FINAL



--------------------------------------------------------------------------------
Sch. AA - Final                         1                                  EXULT

                                   SCHEDULE AA
                     SERVICE PROVIDER SYSTEM SECURITY POLICY

1     SERVICE PROVIDER SYSTEM SECURITY POLICY

      This Schedule AA defines the Service Provider System Security Policies that shall be followed by the Customer and the Service Provider when accessing the Service Provider IT Domain in accordance with this Agreement. Changes to these policies will be handled by following the Change Control Management procedure defined in Schedule K. The Master Services Agreement, as may be amended from time to time, shall take precedence and govern any conflict or discrepancy that arise between a policy defined in this schedule and the terms and conditions contained in the Master Services Agreement.

                    SERVICE PROVIDER SYSTEM SECURITY POLICIES

                                   TABLE AA-1

        [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE AB

                               CLIENT COMPETITORS

                                      FINAL



--------------------------------------------------------------------------------
Sch. AB - Final

                                   SCHEDULE AB

                               CLIENT COMPETITORS

                              PRUDENTIAL FINANCIAL

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE AC

                    APPROVED SERVICE PROVIDER REPRESENTATIVES

                                      FINAL



--------------------------------------------------------------------------------
Sch. AC - Final

                                   SCHEDULE AC

                    APPROVED SERVICE PROVIDER REPRESENTATIVES

      This schedule sets forth the Approved Service Provider Representatives identified as of the Effective Date and in accordance with Section 13.04 of the Agreement:

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE AD

                                   CLIENT LOGO

                                      FINAL



--------------------------------------------------------------------------------
Sch. AD - Final

                                   SCHEDULE AD

                                   CLIENT LOGO

      This schedule sets forth the Client Logo for Service Provider use, for publicity purposes, in accordance with Section 6.01 of the Agreement:

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE AE

                                   DISCLOSURES

                                      FINAL



--------------------------------------------------------------------------------
Sch. AE - Final

                                   SCHEDULE AE

                                   DISCLOSURES

      [***]*


----------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                  PRUDENTIAL / EXULT
--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE AG

                               RECORDS MANAGEMENT

                                      FINAL



--------------------------------------------------------------------------------
Sch. AG - Final

                                TABLE OF CONTENTS

1     INTRODUCTION................................................ 2

2     RECORDS TRANSITION.......................................... 2

3     HISTORICAL RECORDS.......................................... 2

4     AD HOC RETRIEVALS........................................... 2

5     RECORD RETENTION............................................ 3

6     RECORDS DESTRUCTION......................................... 3

7     CHANGES..................................................... 3

                                   SCHEDULE AG

                               RECORDS MANAGEMENT

1     INTRODUCTION

      As part of the Transition, Service Provider and Client shall prepare a written plan ("Records Plan") that details an overall approach for records management within 120 days of the Effective Date. This Records Plan shall detail which types of records will be retained by Client, which types of records will be maintained by Service Provider, and will establish the disposition of records in existence prior to the Effective Date. This Records Plan shall also outline any specific cost distribution between Client and Service Provider for tasks not identified below.

2     RECORDS TRANSITION

      During the Transition Period, Client will provide records inventory details to Service Provider. These inventory details will include, but not be limited to the types, media, location, and organization methodology for all records that are relevant to Service Provider's Services to Client. Based on this inventory, Service Provider will identify all Client's records that must be transferred or maintained on-site at Service Provider Locations in order to ensure proper delivery of Services to Client. Client and Service Provider will jointly review the records selected for relocation to Service Provider and agree on records to be moved. Service Provider will provide project management for the packaging and transportation of agreed upon records. Client will be responsible for providing all labor associated with the packing of records identified for movement to Service Provider, as well as all costs associated with the disposition, movement, storage or destruction of records that are not moving to Service Provider. Service Provider will be responsible for all costs for packaging materials and transportation of records to the Service Provider Locations.

3     HISTORICAL RECORDS

      Client will make historical records (i.e., those that have not been moved to Service Provider) available to Service Provider for research and other ongoing activities related to the Services. Client will provide access to historical records via one of two methods:

      3.1 Provide Service Provider with detailed historical records archive information and indexes to such extent that Service Provider may request and retrieve appropriate historical records as required from Client's records archives; or

      3.2 Provide a list of contact persons to Service Provider for the purpose of enabling or requesting archived historical records.

4     AD HOC RETRIEVALS

      From time to time, Service Provider may require physical access to historical records that are archived by Client and are relevant to the Services. The cost of movement of historical records to and from Client archive locations to Service Provider in support of research requests or other Schedule A activities [***]*

5     RECORD RETENTION

      [***]*

6     RECORDS DESTRUCTION

      From time to time, Service Provider will identify records under its control that have reached their retention limit and notify Client in writing. Within [***]* of such notification, Client will authorize destruction or other disposition as noted in the retention guidelines in writing to Service Provider. If Service Provider does not receive disposition or authorization from Client within the [***]* notification period referenced in this Section, the documents will be returned to the identified Client owner at Client's expense. [***]*

7     CHANGES

      Changes to matters covered by the Schedule AG shall be handled using Change Control Management.


----------

* Confidential information has been omitted.